EXHIBIT 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period: April-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	5/27/2004
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213 38107

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	43,464,814	—			43,464,814	38,984,907	20,970,070	19,402,924

Receipts
Cash Sales
Accounts Receivable	16,899,234				16,899,234	14,134,405	129,766,972	116,643,538
Interest Income/Other Income	808,847				808,847	33,000	5,499,925	1,188,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		13,896	—
Transfers between Accounts	(3,231,349)	3,623,365			392,015		(4,431,987)	—
Proceeds from the Sale of Assets				10,927,201
							—	—

Total Receipts	14,476,732	3,623,365	—	10,927,201	18,100,097	14,167,405	130,848,807	117,831,538

Disbursements
Gross Payroll/Payroll Taxes		3,623,365			3,623,365	3,447,350	18,292,165	19,212,895
Sales, Use & Other Taxes					—		—	—
Inventory Purchases					—		—	—
Secured/Rental/Leases					—		—	—
Insurance/Payroll WH paid from operating accounts					—		—	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	2,699,764				2,699,764	3,752,778	18,527,038	8,405,327
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	7,420,748				7,420,748	6,817,362	61,117,247	63,663,169
					—		—
Deposits to Lenders	—				—		2,500,000	2,500,000
Professional fees - Carve-out	678,938				678,938	1,000,000	4,247,821	5,200,000
US Trustee Quarterly Fees					—	120,000	—	238,250
Court Costs					—		—
Proceeds to Lender for sale of business units				10,666,015
Fees associated with sale of business units				261,186
							—

Total Disbursements	10,799,450	3,623,365	—	10,927,201	14,422,815	15,137,490	104,684,271	99,219,641

Net Cash Flow (Receipts less Disbursements)	3,677,282	—	—	—	3,677,282	(970,085)	26,164,536	18,611,898

Cash - End of Month	47,142,096	—	—	—	47,142,096	38,014,822	47,134,607	38,014,822

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								0

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY	JOINTLY ADMINISTERED
Monthly Court Report for April-04

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	43,457,324.77	42,430,178.06	—	—	(76,076.73)	—	(27,763.91)		535,932.10	595,055.25

TICO Cash Collected	3,036,428.80	—		—	—	—	—		—	3,036,428.80
SM Cash Collected	11,132,623.15	—		—	—	—	—		8,858,794.03	2,273,829.12
TIG Cash Collected	869,040.60	—		—	869,040.60	—	—		—	—
TPF Cash Collected	1,082,365.28	—		—	—	—	1,082,365.28		—	—
TCL Cash Collected	775,669.44	—		—	—	775,669.44	—		—	—
Other Income Collected	808,759.69	129,763.74		—	—	—	33,490.74		307,043.66	338,461.55

SUBTOTAL	17,704,886.96	129,763.74	—	—	869,040.60	775,669.44	1,115,856.02	—	9,165,837.69	5,648,719.47

CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	440,694.97	4,528,790.59		—	18,020.30	(142,355.51)	(995,272.01)		89,110.53	(3,057,598.93)
Funds Received From Sale of Tico Mississippi - sent directly to Finova	12,302,294.19	—		—	—	—	—		—	12,302,294.19
Holdback, Deposits and Escrows	(1,375,092.99)	—		—	—	—	—		—	(1,375,092.99)

Total Cash Receipts and Transfers	29,072,783.13	4,658,554.33	—	—	887,060.90	633,313.93	120,584.01	—	9,254,948.22	13,518,321.74

Cash Disbursements - Loans	—			—	—	—	—		—	—
Loan Proceeds Checks	6,323,376.41	—		—	—	608,750.10	(737.62)		4,683,858.29	1,031,505.64
Expenses related to Loans\Thaxton Insurance Group	1,097,335.99	—		—	555,051.39	—	85,113.18		304,805.62	152,365.80

Subtotal - Loans	7,420,712.40	—	—	—	555,051.39	608,750.10	84,375.56		4,988,663.91	1,183,871.44

Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	37,647.42	—		—	984.00	—	—		35,877.27	786.15
Bank Charges	24,606.16	18,720.67		—	22.08	39.00	—		316.00	5,508.41
Claims Funding*	204,556.41	88,247.95		—	—	—	—		116,308.46	—
Company Auto	13,538.93	—		—	2,265.00	208.13	—		9,125.60	1,940.20
Computer Costs	38,766.57	905.62		—	8,826.60	23.90	1,486.00		22,193.50	5,330.95
Dues And Subscriptions	9,368.10	—		—	585.00	—	—		8,783.10	—
Employee Reimbursements - collections exp	52,493.11	—		—	449.00	—	—		407.64	51,636.47
Equipment Rental	12,591.60	2,917.92		—	4,929.15	—	—		2,943.26	1,801.27
Fixed Assets	(993.69)	—		—	4,457.36	—	—		523.95	(5,975.00)
Forms & Printing	54,741.29	109.31		—	—	—	—		52,310.28	2,321.70
Insurance	41,571.74	2,736.08		—	755.86	332.00	—		37,747.80	—
Meals & Entertainment	14,920.86	—		—	—	31.25	—		13,493.67	1,395.94
Miscellaneous	20,791.40	5,903.17		—	—	—	—		11,517.42	3,370.81
Office Expense	35,133.36	4,604.01		—	—	—	151.94		6,715.64	23,661.77
Postage	40,637.55	528.53		—	12,048.88	50.11	250.00		13,355.16	14,404.87
Prepaid Expenses	27,327.54	5,000.00		—	6,073.30	—	—		16,254.24	—
Prepaid Software ABS	10,088.13	—		—	5,611.59	—	—		—	4,476.54
Professional Fees-Ordinary Course	15,980.93	7,204.43		—	—	261.85	—		7,190.30	1,324.35
Rent	242,933.15	10,808.00		—	—	878.00	39.00		168,884.03	62,324.12
Repairs & Maintenance	15,528.35	1,690.00		—	—	—	358.94		8,869.51	4,609.90
Seminars & Meetings	20,697.65	137.25		—	—	—	—		20,560.40	—
Taxes & Licenses	31,899.93	(64.97)		—	—	316.76	—		16,299.21	15,348.93
Telephone	157,180.20	(1,680.98)		—	25.00	410.52	244.40		111,709.48	46,471.78
Temporary Agency Staff	37,265.33	18,871.95		—	396.00	—	—		7,518.63	10,478.75
Travel	20,187.60	3,456.70		—	6,844.84	—	—		4,895.79	4,990.27
Utilities	36,997.32	2,366.85		—	5,020.25	—	—		16,111.11	13,499.11
Interest to Finova	605,068.38	605,068.38		—	—	—	—		—	—
Payroll Paid TTG	1,409,432.49	147,828.68		—	287,436.27	22,012.31	10,878.76		—	941,276.47
Payroll Paid SMC	2,219,672.25	—		—	—	—	—		2,219,672.25	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	754,687.28	171,116.00		—	—	—	—		514,454.13	69,117.15
Deposit to Lender	10,666,015.32	—		—	—	—	—		—	10,666,015.32
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	678,938.00	678,938.00		—	—	—	—		—	—
Other	266,685.88	5,500.00		—	—	—	—		—	261,185.88

Total Other Cash Disbursements	17,936,274.74	1,828,913.55	—	—	346,880.18	24,563.83	13,409.04		3,515,206.03	12,207,302.11

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	25,356,987.14	1,828,913.55	—	—	901,931.57	633,313.93	97,784.60		8,503,869.94	13,391,173.55

	47,173,120.76	45,259,818.84	—	—	(90,947.40)	—	(4,964.50)		1,287,010.38	722,203.44

BANK ACCOUNT RECONCILED BALANCES:	47,173,120.76	45,259,818.84			(90,947.40)	(0.00)	(4,964.50)		1,287,010.38	722,203.44

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Rober Dunn
Signature

Robert Dunn 5/27/04
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	43,457,324.77		—	43,457,324.77

TICO Cash Collected	3,036,428.80	—	—	3,036,428.80
SM Cash Collected	11,132,623.15	—	—	11,132,623.15
TIG Cash Collected	869,040.60	—	—	869,040.60
TPF Cash Collected	1,082,365.28	—	—	1,082,365.28
TCL Cash Collected	775,669.44	—	—	775,669.44
Other Income Collected	808,759.69	—	—	808,759.69

SUBTOTAL	17,704,886.96	—	—	17,704,886.96

CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,188,409.77)	3,629,104.74	—	440,694.97
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	12,302,294.19	12,302,294.19
Holdback, Deposits and Escrows	—	—	(1,375,092.99)	(1,375,092.99)

Total Cash Receipts and Transfers	14,516,477.19	3,629,104.74	10,927,201.20	29,072,783.13

Cash Disbursements - Loans
Loan Proceeds Checks	6,323,376.41			6,323,376.41
Expenses related to Loans\Thaxton Insurance Group	1,097,335.99			1,097,335.99

Subtotal - Loans	7,420,712.40	—	—	7,420,712.40

Cash Disbursements - Other	—
Advertising	37,647.42		—	37,647.42
Bank Charges	24,606.16	—	—	24,606.16
Claims Funding*	204,556.41		—	204,556.41
Company Auto	13,538.93	—	—	13,538.93
Computer Costs	38,766.57	—	—	38,766.57
Dues And Subscriptions	9,368.10	—	—	9,368.10
Employee Reimbursements - collections exp	52,493.11	—	—	52,493.11
Equipment Rental	12,591.60	—	—	12,591.60
Fixed Assets	(993.69)	—	—	(993.69)
Forms & Printing	54,741.29	—	—	54,741.29
Insurance	41,571.74	—	—	41,571.74
Meals & Entertainment	14,920.86	—	—	14,920.86
Miscellaneous	20,791.40	—	—	20,791.40
Office Expense	35,133.36	—	—	35,133.36
Postage	40,637.55	—	—	40,637.55
Prepaid Expenses	27,327.54	—	—	27,327.54
Prepaid Software ABS	10,088.13	—	—	10,088.13
Professional Fees-Ordinary Course	15,980.93	—	—	15,980.93
Rent	242,933.15	—	—	242,933.15
Repairs & Maintenance	15,528.35	—	—	15,528.35
Seminars & Meetings	20,697.65	—	—	20,697.65
Taxes & Licenses	31,899.93	—	—	31,899.93
Telephone	157,180.20	—	—	157,180.20
Temporary Agency Staff	37,265.33	—	—	37,265.33
Travel	20,187.60	—	—	20,187.60
Utilities	36,997.32	—	—	36,997.32
Interest to Finova	605,068.38	—	—	605,068.38
Payroll Paid TTG	—	1,409,432.49	—	1,409,432.49
Payroll Paid SMC	—	2,219,672.25	—	2,219,672.25
Restructuring Officer	48,000.00	—	—	48,000.00
Credit Insurance Payments	754,687.28	—	—	754,687.28
Deposit to Lender	—	—	10,666,015.32	10,666,015.32
US Trustee	—	—	—	—
Bankruptcy Professionals	678,938.00	—	—	678,938.00
Other	5,500.00	—	261,185.88	266,685.88

Total Other Cash Disbursements	3,379,968.80	3,629,104.74	10,927,201.20	17,936,274.74

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,800,681.20	3,629,104.74	10,927,201.20	25,356,987.14

	47,173,120.76	—	—	47,173,120.76

BANK ACCOUNT RECONCILED BALANCES:

THE THAXTON GROUP

CONSOLIDATED

	BUDGET	BUDGET	BUDGET	BUDGET	BUDGET	BUDGET MONTH
Week Ending	4/2	4/9	4/16	4/23	4/30	APR
Beginning Cash	$38,984,907	$38,938,195	$47,329,099	$46,019,515	$46,253,623	$38,984,907

Cash Receipts
TICO Cash Collected	1,014,200	1,009,376	768,286	764,632	760,995	4,317,490
SM Cash Collected	1,389,429	1,394,699	1,378,497	1,383,735	1,388,988	6,935,349
TIG Cash Collected	187,500	187,500	187,500	187,500	187,500	937,500
TPF Cash Collected	200,000	200,000	200,000	200,000	200,000	1,000,000
TCL Cash Collected	180,212	176,299	200,274	195,811	191,470	944,066
Other Income Collected	—	—	—	33,000	—	33,000
	—	—	—	—	—	—

Total Cash Receipts	2,971,341	2,967,875	2,734,557	2,764,678	2,728,953	14,167,405

Cash Disbursements
Loan Proceeds Checks	1,266,805	1,265,749	1,232,277	1,230,910	1,229,669	6,225,410
Expenses related to Loans	21,600	21,497	16,363	16,285	16,207	91,952
Expenses related to TIG	100,000	100,000	100,000	100,000	100,000	500,000

Total Cash Disbursements	1,388,405	1,387,246	1,348,640	1,347,195	1,345,876	6,817,362

NET CASH RECEIPTS	1,582,936	1,580,628	1,385,918	1,417,483	1,383,077	7,350,043

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	21,035	45,020	20,885	20,375	20,100	127,415
Bank Charges	26,000	1,000	21,200	6,400	1,075	55,675
Claims Funding*	58,000	58,000	58,000	58,000	58,000	290,000
Company Auto	11,500	11,650	11,900	12,100	11,750	58,900
Computer Costs	8,067	12,724	11,050	6,700	9,650	48,191
Dues And Subscriptions	350	350	680	1,750	1,050	4,180
Employee Reimbursements - collections exp	17,902	17,208	9,888	10,000	7,910	62,908
Equipment Rental	1,750	6,550	838	335	2,790	12,263
Fixed Assets	13,950	9,150	29,500	29,250	12,800	94,650
Forms & Printing	3,112	2,765	800	634	26,600	33,911
Insurance	1,300	22,400	1,070	7,070	1,000	32,840
Meals & Entertainment	2,500	2,550	2,550	2,750	3,365	13,715
Miscellaneous	12,000	12,000	13,300	10,700	13,535	61,535
Office Expense	19,711	33,936	16,825	14,100	17,325	101,897
Postage	18,906	16,702	16,575	11,700	11,350	75,233
Prepaid Expenses	12,500	12,500	12,500	12,500	12,500	62,500
Prepaid Software ABS	—	20,000	—	—	5,542	25,542
Professional Fees-Ordinary Course	5,390	5,430	5,055	5,055	5,030	25,960
Rent	15,572	8,040	—	231,898	33,960	289,470
Repairs & Maintenance	5,500	5,500	7,400	5,650	5,450	29,500
Roadgard	—	—	89,000	—	—	89,000
Seminars & Meetings	25,500	2,000	2,000	2,000	2,000	33,500
Taxes & Licenses	5,300	14,000	17,400	5,820	12,125	54,645
Telephone	25,880	44,605	25,544	23,373	44,646	164,048
Temporary Agency Staff	16,500	13,500	15,830	12,830	15,830	74,490
Board of Directors	—	—	—	—	—	—
Travel	5,000	15,000	38,050	5,100	4,050	67,200
Utilities	16,944	15,396	19,259	16,017	14,844	82,460

Total Operating Cash Disbursements	350,169	407,976	447,099	512,107	354,276	2,071,627

Total Cash Disbursements by Group
Corporate	84,922	63,250	83,000	55,500	71,425	358,097
Tico Credit	64,100	66,100	57,485	117,768	82,052	387,505
Southern Management	184,950	264,650	287,500	326,250	170,800	1,234,150
Thaxton Premium Finance	—	2,972	3,215	1,405	—	7,592
Thaxton Commercial Lending	580	809	510	825	145	2,869
Thaxton Insurance Group	15,617	10,195	15,389	10,359	29,855	81,414

Total Operating Cash Disbursements	350,169	407,976	447,099	512,107	354,276	2,071,627

Other Items

Interest to Finova	—	—	607,000	—	—	607,000
Payroll Paid TTG	192,350	—	490,000	—	490,000	1,172,350
Payroll Paid SMC	650,000	20,000	655,000	300,000	650,000	2,275,000
401K	14,500	—	14,500	—	14,500	43,500
Restructuring Officer	12,000	12,000	12,000	12,000	12,000	60,000
Insurance Renewal	—	—	—	—	22,500	22,500
Credit Insurance Carrier	210,629	149,082	174,903	159,269	159,269	853,151
Pre-Filing Prepays	—	—	—	—	—	—
Bank Fees and Expenses	—	—	60,000	—	—	60,000
Deposit to Lender	—	—	—	—	—	—
Special Litigation Expense	—	—	35,000	—	—	35,000
KERP	—	—	—	—	—	—
US Trustee	—	—	—	—	120,000	120,000
Bankruptcy Professionals	200,000	200,000	200,000	200,000	200,000	1,000,000

Total Other Items	1,279,479	381,082	2,248,403	671,269	1,668,269	6,248,501

Cash from Operations
Total Collections	2,971,341	2,967,875	2,734,557	2,764,678	2,728,953	14,167,405
Total Disbursements	2,806,053	1,964,304	3,832,141	2,318,570	3,036,421	13,957,489

Net Cash from Operations	165,288	1,003,571	(1,097,584)	446,108	(307,468)	209,915

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(332,000)	(1,180,000)

Net Change in Cash	(46,712)	791,571	(1,309,584)	234,108	(639,468)	(970,085)

Adjustment due to New Budget Period						—

Ending Cash	38,938,195	39,729,766	46,019,515	46,253,623	45,614,155	38,014,822

THE THAXTHON GROUP MONTHLY OPERATING REPORT - APRIL 2004

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								1,828,913.55

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for April-04	Case # 03-13183
FED ID# 57-0669498		INACTIVE

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	WACHOVIA Modern Notes 657638367 2079900430042	Paragon, Inc
Beginning Cash Position	42,430,178.06	149,991.66	39,079,652.28	662,517.52	2,544,552.41	(4,042.60)	(8,157.19)	5,663.98

TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	129,763.74		33,975.55		95,788.19	—

SUBTOTAL	129,763.74	—	33,975.55	—	95,788.19	—	—	—

CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,528,790.59		3,850,000.00		552,195.13	126,595.46	—

Total Cash receipts	4,658,554.33	—	3,883,975.55	—	647,983.32	126,595.46	—	—

Cash Disbursements - Loans						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	18,720.67		41.60		18,679.07
Claims Funding*	88,247.95				88,247.95
Company Auto	—				—
Computer Costs	905.62				905.62
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	2,917.92				2,917.92
Fixed Assets	—				—
Forms & Printing	109.31				109.31
Insurance	2,736.08				2,736.08
Meals & Entertainment	—				—
Miscellaneous	5,903.17				5,903.17
Office Expense	4,604.01				4,604.01
Postage	528.53				528.53
Prepaid Expenses	5,000.00				5,000.00
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	7,204.43				7,204.43
Rent	10,808.00				10,808.00
Repairs & Maintenance	1,690.00				1,690.00
Roadgard	—				—
Seminars & Meetings	137.25				137.25
Taxes & Licenses	(64.97)				(64.97)
Telephone	(1,680.98)				(1,680.98)
Temporary Agency Staff	18,871.95				18,871.95
Travel	3,456.70				3,456.70
Utilities	2,366.85				2,366.85
Interest to Finova	605,068.38				605,068.38
Payroll Paid TTG	147,828.68				—	147,828.68
Payroll Paid SMC	—				—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	—				—
Credit Insurance Payments	171,116.00				171,116.00
Pre-Filing Prepays	—				—
Deposit to Lender	—				—
US Trustee	—				—
Bankruptcy Professionals	678,938.00				678,938.00
Other	5,500.00				5,500.00

Total Other Cash Disbursements	1,828,913.55	—	41.60	—	1,681,043.27	147,828.68	—	—

TOTAL ALL CASH DISBURSEMENTS	1,828,913.55	—	41.60	—	1,681,043.27	147,828.68	—	—

	45,259,818.84	149,991.66	42,963,586.23	662,517.52	1,511,492.46	(25,275.82)	(8,157.19)	5,663.98

Book Balance per bank rec.	45,259,818.84	149,991.66	42,963,586.23	662,517.52	1,511,492.46	(25,275.82)	(8,157.19)	5,663.98

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	42,430,178.06	—	—	42,430,178.06

TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	129,763.74	—	—	129,763.74

SUBTOTAL	129,763.74	—	—	129,763.74

CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,528,790.59	—	—	4,528,790.59

Total Cash receipts	4,658,554.33	—	—	4,658,554.33

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	18,720.67	—	—	18,720.67
Claims Funding*	88,247.95	—	—	88,247.95
Company Auto	—	—	—	—
Computer Costs	905.62	—	—	905.62
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	2,917.92	—	—	2,917.92
Fixed Assets	—	—	—	—
Forms & Printing	109.31	—	—	109.31
Insurance	2,736.08	—	—	2,736.08
Meals & Entertainment	—	—	—	—
Miscellaneous	5,903.17	—	—	5,903.17
Office Expense	4,604.01	—	—	4,604.01
Postage	528.53	—	—	528.53
Prepaid Expenses	5,000.00	—	—	5,000.00
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	7,204.43	—	—	7,204.43
Rent	10,808.00	—	—	10,808.00
Repairs & Maintenance	1,690.00	—	—	1,690.00
Roadgard	—	—	—	—
Seminars & Meetings	137.25	—	—	137.25
Taxes & Licenses	(64.97)	—	—	(64.97)
Telephone	(1,680.98)	—	—	(1,680.98)
Temporary Agency Staff	18,871.95	—	—	18,871.95
Travel	3,456.70	—	—	3,456.70
Utilities	2,366.85	—	—	2,366.85
Interest to Finova	605,068.38	—	—	605,068.38
Payroll Paid TTG	—	147,828.68	—	147,828.68
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	171,116.00	—	—	171,116.00
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	678,938.00	—	—	678,938.00
Other	5,500.00	—	—	5,500.00

Total Other Cash Disbursements	1,681,084.87	147,828.68	—	1,828,913.55

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,681,084.87	147,828.68	—	1,828,913.55

	45,407,647.52	(147,828.68)	—	45,259,818.84

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts			Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for April-04
FED ID # 57-1083679

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges							—	—	—	—
Claims Funding*	—
Company Auto	—						—	—	—	—
Computer Costs	—						—	—	—	—
Dues And Subscriptions	—						—	—	—	—
Employee Reimbursements - collections exp	—						—	—	—	—
Equipment Rental	—						—	—	—	—
Fixed Assets	—						—	—	—	—
Forms & Printing	—						—	—	—	—
Insurance	—						—	—	—	—
Meals & Entertainment	—						—	—	—	—
Miscellaneous	—						—	—	—	—
Office Expense	—						—	—	—	—
Postage	—						—	—	—	—
Prepaid Expenses	—						—	—	—	—
Prepaid Software ABS	—						—	—	—	—
Professional Fees-Ordinary Course	—						—	—	—	—
Rent	—						—	—	—	—
Repairs & Maintenance	—						—	—	—	—
Roadgard	—						—	—	—	—
Seminars & Meetings	—						—	—	—	—
Taxes & Licenses	—						—	—	—	—
Telephone	—						—	—	—	—
Temporary Agency Staff	—						—	—	—	—
Travel	—						—	—	—	—
Utilities	—						—	—	—	—
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	—						—	—	—	—
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								97,784.60
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$97,784.60

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for April-04
FED ID# 58-2358369

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(27,763.91)	(27,763.91)		(27,763.91)	—	—	(27,763.91)

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	1,082,365.28	1,082,365.28		1,082,365.28	—	—	1,082,365.28
TCL Cash Collected	—	—		—	—	—	—
Other Income Collected	33,490.74	33,490.74		33,490.74	—	—	33,490.74

SUBTOTAL	1,115,856.02	1,115,856.02	—	1,115,856.02	—	—	1,115,856.02

GENERAL LEDGER DEPOSITS AND TRANSFERS	(995,272.01)	(1,006,150.77)	10,878.76	(1,006,150.77)	10,878.76	—	(995,272.01)

Total Cash Receipts and Transfers	120,584.01	109,705.25	10,878.76	109,705.25	10,878.76	—	120,584.01

Cash Disbursements - Loans
Loan Proceeds Checks	(737.62)	(737.62)		(737.62)	—	—	(737.62)
Expenses related to Loans	85,113.18	85,113.18		85,113.18	—	—	85,113.18

Subtotal - Loans	84,375.56	84,375.56	—	84,375.56			84,375.56

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	1,486.00	1,486.00		1,486.00	—	—	1,486.00
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	151.94	151.94		151.94	—	—	151.94
Postage	250.00	250.00		250.00	—	—	250.00
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	39.00	39.00		39.00	—	—	39.00
Repairs & Maintenance	358.94	358.94		358.94	—	—	358.94
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	244.40	244.40		244.40	—	—	244.40
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	10,878.76		10,878.76	—	10,878.76	—	10,878.76
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
Other	—			—	—	—	—

Total Other Cash Disbursements	13,409.04	2,530.28	10,878.76	2,530.28	10,878.76	—	13,409.04

TOTAL ALL CASH DISBURSEMENTS	97,784.60	86,905.84	10,878.76	86,905.84	10,878.76	—	97,784.60

	(4,964.50)	(4,964.50)	—	(4,964.50)	—	—	(4,964.50)

Book Balance per bank rec.	(4,964.50)	(4,964.50)

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for April-04
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—				—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								895,017.17
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$895,017.17

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for April-04
FED ID# 57-0926039

	Consolidated Totals	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(76,076.73)	2,899.50	4,010.68	(82,986.91)	—	(76,076.73)	—	—	(76,076.73)

TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	869,040.60		52,281.58	816,759.02		869,040.60	—	—	869,040.60
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	869,040.60	—	52,281.58	816,759.02	—	869,040.60	—	—	869,040.60

GENERAL LEDGER DEPOSITS AND TRANSFERS	11,105.90	396.04	(54,775.08)	(216,211.30)	281,696.24	(270,590.34)	281,696.24	—	11,105.90

Total Cash Receipts and Transfers	880,146.50	396.04	(2,493.50)	600,547.72	281,696.24	598,450.26	281,696.24	—	880,146.50

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	555,087.00			555,087.00		555,087.00			555,087.00

Subtotal - Loans	555,087.00	—	—	555,087.00	—	555,087.00	—	—	555,087.00

Cash Disbursements - Other
Advertising	—			—		—			—
Bank Charges	—			—		—	—	—	—
Claims Funding*	—			—		—			—
Company Auto	(333.18)			(333.18)		(333.18)	—	—	(333.18)
Computer Costs	4,124.65			4,124.65		4,124.65	—	—	4,124.65
Dues And Subscriptions	447.10			447.10		447.10	—	—	447.10
Employee Reimbursements - collections exp	3,148.68			3,148.68		3,148.68	—	—	3,148.68
Equipment Rental	373.09			373.09		373.09	—	—	373.09
Fixed Assets	—			—		—	—	—	—
Forms & Printing	1,206.89			1,206.89		1,206.89	—	—	1,206.89
Insurance	—			—		—	—	—	—
Meals & Entertainment	—			—		—	—	—	—
Miscellaneous	2,657.94			2,657.94		2,657.94	—	—	2,657.94
Office Expense	5,156.61			5,156.61		5,156.61	—	—	5,156.61
Postage	5,341.51			5,341.51		5,341.51	—	—	5,341.51
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	17,989.49			17,989.49		17,989.49	—	—	17,989.49
Repairs & Maintenance	38.00			38.00		38.00	—	—	38.00
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	2,913.05			2,913.05		2,913.05	—	—	2,913.05
Telephone	5,503.30			5,503.30		5,503.30	—	—	5,503.30
Temporary Agency Staff	6,048.00			6,048.00		6,048.00	—	—	6,048.00
Travel	—			—		—	—	—	—
Utilities	—			—		—	—	—	—
Interest to Finova	3,618.80			3,618.80		3,618.80	—	—	3,618.80
Payroll Paid TTG	281,696.24				281,696.24	—	281,696.24	—	281,696.24
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	339,930.17	—	—	58,233.93	281,696.24	58,233.93	281,696.24	—	339,930.17

TOTAL ALL CASH DISBURSEMENTS	895,017.17	—	—	613,320.93	281,696.24	613,320.93	281,696.24	—	895,017.17

	(90,947.40)	3,295.54	1,517.18	(95,760.12)	—	(90,947.40)	—	—	(90,947.40)

Book Balance per bank rec.	(90,947.40)	3,295.54	1,517.18	(95,760.12)	—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								633,313.93
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$633,313.93

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for April-04
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	775,669.44	775,669.44		775,669.44	—	—	775,669.44
Other Income Collected	—			—	—	—	—

SUBTOTAL	775,669.44	775,669.44	—	775,669.44	—	—	775,669.44

GENERAL LEDGER DEPOSITS AND TRANSFERS	(142,355.51)	(164,367.82)	22,012.31	(164,367.82)	22,012.31	—	(142,355.51)

Total Cash Receipts and Transfers	633,313.93	611,301.62	22,012.31	611,301.62	22,012.31	—	633,313.93

Cash Disbursements - Loans
Loan Proceeds Checks	608,750.10	608,750.10		608,750.10			608,750.10
Expenses related to Loans	—			—			—

Subtotal - Loans	608,750.10	608,750.10	—	608,750.10			608,750.10

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	39.00	39.00		39.00	—	—	39.00
Claims Funding*	—	—					—
Company Auto	208.13	208.13		208.13	—	—	208.13
Computer Costs	23.90	23.90		23.90	—	—	23.90
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	332.00	332.00		332.00	—	—	332.00
Meals & Entertainment	31.25	31.25		31.25	—	—	31.25
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	50.11	50.11		50.11	—	—	50.11
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	261.85	261.85		261.85	—	—	261.85
Rent	878.00	878.00		878.00	—	—	878.00
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	316.76	316.76		316.76	—	—	316.76
Telephone	410.52	410.52		410.52	—	—	410.52
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	22,012.31		22,012.31	—	22,012.31	—	22,012.31
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—

Total Other Cash Disbursements	24,563.83	2,551.52	22,012.31	2,551.52	22,012.31	—	24,563.83

TOTAL ALL CASH DISBURSEMENTS	633,313.93	611,301.62	22,012.31	611,301.62	22,012.31	—	633,313.93

	—	—	—	—	—	—	—

Book Balance per bank rec.	(0.00)	(0.00)

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for April-04
FED ID# 56-2057616

	Consolidated Totals	Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,663.98	5,663.98	5,663.98		—	5,663.98

TICO Cash Collected	—		—	—	—	—
SM Cash Collected	—		—	—	—	—
TIG Cash Collected	—		—	—	—	—
TPF Cash Collected	—		—	—	—	—
TCL Cash Collected	—		—	—	—	—
Other Income Collected	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—		—		—	—
Claims Funding*	—
Company Auto	—		—	—	—	—
Computer Costs	—		—	—	—	—
Dues And Subscriptions	—		—	—	—	—
Employee Reimbursements - collections exp	—		—	—	—	—
Equipment Rental	—		—	—	—	—
Fixed Assets	—		—	—	—	—
Forms & Printing	—		—	—	—	—
Insurance	—		—	—	—	—
Meals & Entertainment	—		—	—	—	—
Miscellaneous	—		—	—	—	—
Office Expense	—		—	—	—	—
Postage	—		—	—	—	—
Prepaid Expenses	—		—	—	—	—
Prepaid Software ABS	—		—	—	—	—
Professional Fees-Ordinary Course	—		—	—	—	—
Rent	—		—	—	—	—
Repairs & Maintenance	—		—	—	—	—
Roadgard	—		—	—	—	—
Seminars & Meetings	—		—	—	—	—
Taxes & Licenses	—		—	—	—	—
Telephone	—		—	—	—	—
Temporary Agency Staff	—		—	—	—	—
Travel	—		—	—	—	—
Utilities	—		—	—	—	—
Interest to Finova	—		—	—	—	—
Payroll Paid TTG	—		—	—	—	—
Payroll Paid SMC	—		—	—	—	—
Restructuring Officer	—		—	—	—	—
Insurance Renewal	—		—	—	—	—
Voyager Payment	—		—	—	—	—
Pre-Filing Prepays	—		—	—	—	—
Deposit to Lender	—		—	—	—	—
US Trustee	—		—	—	—	—
Bankruptcy Professionals	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—

	5,663.98	5,663.98	5,663.98	—	—	5,663.98

Book Balance per bank rec.	5,663.98	—	5,663.98

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for April-04
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	595,055.25	33,055.06	—	193,501.33	187,611.23	—	245,844.58	—	—	54,009.76	(118,966.71)

TICO Cash Collected	3,036,428.80	151,043.50	173,820.13	727,224.13	1,192.00	353,035.52	1,418,311.24	—	—	211,802.28	—
SM Cash Collected	2,273,829.12	—	—	—	—	—	—	—	2,273,829.12	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	338,461.55	6,715.89	7,804.31	34,349.70	9,954.20	23,712.05	108,310.93	—	135,374.05	12,240.42	—

SUBTOTAL	5,648,719.47	157,759.39	181,624.44	761,573.83	11,146.20	376,747.57	1,526,622.17	—	2,409,203.17	224,042.70	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,057,598.93)	(18,403.08)	(109,628.30)	(364,923.76)	(93,945.31)	(140,479.14)	(1,124,678.91)	18,322.09	(1,535,124.19)	(75,121.99)	386,383.66
Funds Received From Sale of Tico Mississippi - sent directly to Finova	12,302,294.19	—	—	—	12,302,294.19	—	—	—	—	—	—
Holdback, Deposits and Escrows	(1,375,092.99)	—	—	—	(1,375,092.99)	—	—	—	—	—	—

Total Cash Receipts and Transfers	13,518,321.74	139,356.31	71,996.14	396,650.07	10,844,402.09	236,268.43	401,943.26	18,322.09	874,078.98	148,920.71	386,383.66

Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	1,031,505.64	84,599.17	32,879.20	239,551.27	—	154,767.03	135,432.63	—	321,049.35	63,226.99	—
Expenses related to Loans	152,365.80	(149.02)	1,172.85	17,226.06	(15,720.76)	22,260.31	41,699.27	—	82,411.10	3,344.57	121.42

Subtotal -Loans	1,183,871.44	84,450.15	34,052.05	256,777.33	(15,720.76)	177,027.34	177,131.90	—	403,460.45	66,571.56	121.42

Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	786.15	—	—	—	—	300.00	—	—	486.15	—	—
Bank Charges	5,508.41	—	—	—	209.90	—	—	—	8.56	122.60	5,167.35
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	1,940.20	—	—	—	—	—	—	—	132.54	—	1,807.66
Computer Costs	5,330.95	—	—	1,213.95	1,303.11	890.40	124.86	—	1,798.63	—	—
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	51,636.47	2,696.49	315.89	5,066.46	1,749.48	346.33	30,736.82	—	8,760.60	1,964.40	—
Equipment Rental	1,801.27	—	—	—	461.81	—	—	—	1,259.20	—	80.26
Fixed Assets	(5,975.00)	—	—	—	—	—	—	—	—	—	(5,975.00)
Forms & Printing	2,321.70	—	—	638.12	—	118.26	419.90	—	631.32	109.79	404.31
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	1,395.94	—	—	—	—	15.98	—	—	21.38	—	1,358.58
Miscellaneous	3,370.81	50.00	—	938.11	(32.01)	—	1,085.38	—	1,230.13	67.85	31.35
Office Expense	23,661.77	1,304.30	1,851.97	3,438.30	0.29	1,088.60	4,383.83	—	9,735.70	954.25	904.53
Postage	14,404.87	840.20	474.89	1,954.55	—	—	2,632.42	—	1,173.87	642.26	6,686.68
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	4,476.54	236.66	236.66	1,064.97	—	236.66	—	—	2,129.94	354.99	216.66
Professional Fees-Ordinary Course	1,324.35	100.00	32.50	736.85	—	—	32.50	—	97.50	—	325.00
Rent	62,324.12	1,050.00	4,306.67	13,563.05	(20.45)	3,386.09	1,650.00	—	29,062.76	6,120.00	3,206.00
Repairs & Maintenance	4,609.90	—	—	205.00	—	30.00	219.05	—	4,155.85	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	15,348.93	—	88.42	2,734.00	4,307.72	593.24	7.35	—	6,985.79	—	632.41
Telephone	46,471.78	835.10	1,584.11	4,308.65	454.21	1,232.35	4,682.13	—	23,918.09	2,522.18	6,934.96
Temporary Agency Staff	10,478.75	—	1,282.12	—	444.00	1,313.28	2,286.59	—	100.76	—	5,052.00
Travel	4,990.27	—	11.47	21.77	—	4.00	70.06	—	—	73.65	4,809.32
Utilities	13,499.11	203.54	386.35	1,639.29	1,845.37	555.24	2,801.74	—	4,235.60	744.91	1,087.07
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	941,276.47	20,292.20	24,087.68	8,451.38	109,809.45	43,372.08	135,723.61	18,322.09	358,572.09	43,160.08	179,485.81
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	69,117.15	6,215.47	3,285.36	23,954.04	—	5,758.58	10,749.71	—	16,122.07	3,031.92	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	10,666,015.32	—	—	—	10,666,015.32	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	261,185.88	—	—	—	261,185.88	—	—	—	—	—	—

Total Other Cash Disbursements	12,207,302.11	33,823.96	37,944.09	69,928.49	11,047,734.08	59,241.09	197,605.95	18,322.09	470,618.53	59,868.88	212,214.95

TOTAL ALL CASH DISBURSEMENTS	13,391,173.55	118,274.11	71,996.14	326,705.82	11,032,013.32	236,268.43	374,737.85	18,322.09	874,078.98	126,440.44	212,336.37

	722,203.44	54,137.26	—	263,445.58	—	—	273,049.99	—	—	76,490.03	55,080.58

Book Balance per bank rec.	722,203.44	54,137.26	—	263,445.58	0.00	—	273,049.99	0.00	—	76,490.03	55,080.58

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. -
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	595,055.25	—	—	595,055.25

TICO Cash Collected	3,036,428.80	—	—	3,036,428.80
SM Cash Collected	2,273,829.12	—	—	2,273,829.12
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	338,461.55	—	—	338,461.55

SUBTOTAL	5,648,719.47	—	—	5,648,719.47

GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,998,875.40)	941,276.47	—	(3,057,598.93)
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	12,302,294.19	12,302,294.19
Holdback, Deposits and Escrows	—	—	(1,375,092.99)	(1,375,092.99)

Total Cash Receipts and Transfers	1,649,844.07	941,276.47	10,927,201.20	13,518,321.74

Cash Disbursements - Loans	—
Loan Proceeds Checks	1,031,505.64			1,031,505.64
Expenses related to Loans	152,365.80			152,365.80

Subtotal - Loans	1,183,871.44			1,183,871.44

Cash Disbursements - Other	—			—
Advertising	786.15			786.15
Bank Charges	5,508.41	—	—	5,508.41
Claims Funding*	—			—
Company Auto	1,940.20	—	—	1,940.20
Computer Costs	5,330.95	—	—	5,330.95
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	51,636.47	—	—	51,636.47
Equipment Rental	1,801.27	—	—	1,801.27
Fixed Assets	(5,975.00)	—	—	(5,975.00)
Forms & Printing	2,321.70	—	—	2,321.70
Insurance	—	—	—	—
Meals & Entertainment	1,395.94	—	—	1,395.94
Miscellaneous	3,370.81	—	—	3,370.81
Office Expense	23,661.77	—	—	23,661.77
Postage	14,404.87	—	—	14,404.87
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	4,476.54	—	—	4,476.54
Professional Fees-Ordinary Course	1,324.35	—	—	1,324.35
Rent	62,324.12	—	—	62,324.12
Repairs & Maintenance	4,609.90	—	—	4,609.90
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	15,348.93	—	—	15,348.93
Telephone	46,471.78	—	—	46,471.78
Temporary Agency Staff	10,478.75	—	—	10,478.75
Travel	4,990.27	—	—	4,990.27
Utilities	13,499.11	—	—	13,499.11
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	941,276.47	—	941,276.47
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	69,117.15	—	—	69,117.15
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	10,666,015.32	10,666,015.32
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	261,185.88	261,185.88

Total Other Cash Disbursements	338,824.44	941,276.47	10,927,201.20	12,207,302.11

TOTAL ALL CASH DISBURSEMENTS	1,522,695.88	941,276.47	10,927,201.20	13,391,173.55

	722,203.44	—	—	722,203.44

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No. -
Monthly Court Report for April-04
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(118,966.71)	—	—							(118,966.71)	(118,966.71)	—	—	(118,966.71)

TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	1,698,199.62	97,981.91	47,908.46	319,875.68	(5,162.12)	192,896.35	239,014.24	515,506.89	83,280.36	206,897.85	1,698,199.62	—	—	1,698,199.62
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—

Total Cash Receipts and Transfers	1,698,199.62	97,981.91	47,908.46	319,875.68	(5,162.12)	192,896.35	239,014.24	515,506.89	83,280.36	206,897.85	1,698,199.62	—	—	1,698,199.62

Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	1,031,505.64	84,599.17	32,879.20	239,551.27	—	154,767.03	135,432.63	321,049.35	63,226.99	—	1,031,505.64			1,031,505.64
Expenses related to Loans	152,365.80	(149.02)	1,172.85	17,226.06	(15,720.76)	22,260.31	41,699.27	82,411.10	3,344.57	121.42	152,365.80			152,365.80

Subtotal - Loans	1,183,871.44	84,450.15	34,052.05	256,777.33	(15,720.76)	177,027.34	177,131.90	403,460.45	66,571.56	121.42	1,183,871.44			1,183,871.44

Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	786.15	—	—	—	—	300.00	—	486.15	—	—	786.15			786.15
Bank Charges	6,964.86	—	—	1,621.24	45.11	—	—	8.56	122.60	5,167.35	6,964.86	—	—	6,964.86
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—			—
Company Auto	1,940.20	—	—	—	—	—	—	132.54	—	1,807.66	1,940.20	—	—	1,940.20
Computer Costs	5,330.95	—	—	1,213.95	1,303.11	890.40	124.86	1,798.63	—	—	5,330.95	—	—	5,330.95
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	51,636.47	2,696.49	315.89	5,066.46	1,749.48	346.33	30,736.82	8,760.60	1,964.40	—	51,636.47	—	—	51,636.47
Equipment Rental	1,801.27	—	—	—	461.81	—	—	1,259.20	—	80.26	1,801.27	—	—	1,801.27
Fixed Assets	(5,975.00)	—	—	—	—	—	—	—	—	(5,975.00)	(5,975.00)	—	—	(5,975.00)
Forms & Printing	2,321.70	—	—	638.12	—	118.26	419.90	631.32	109.79	404.31	2,321.70	—	—	2,321.70
Insurance	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	1,395.94	—	—	—	—	15.98	—	21.38	—	1,358.58	1,395.94	—	—	1,395.94
Miscellaneous	3,370.81	50.00	—	938.11	(32.01)	—	1,085.38	1,230.13	67.85	31.35	3,370.81	—	—	3,370.81
Office Expense	23,661.77	1,304.30	1,851.97	3,438.30	0.29	1,088.60	4,383.83	9,735.70	954.25	904.53	23,661.77	—	—	23,661.77
Postage	14,404.87	840.20	474.89	1,954.55	—	—	2,632.42	1,173.87	642.26	6,686.68	14,404.87	—	—	14,404.87
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	4,476.54	236.66	236.66	1,064.97	—	236.66	—	2,129.94	354.99	216.66	4,476.54	—	—	4,476.54
Professional Fees-Ordinary Course	1,324.35	100.00	32.50	736.85	—	—	32.50	97.50	—	325.00	1,324.35	—	—	1,324.35
Rent	62,324.12	1,050.00	4,306.67	13,563.05	(20.45)	3,386.09	1,650.00	29,062.76	6,120.00	3,206.00	62,324.12	—	—	62,324.12
Repairs & Maintenance	4,609.90	—	—	205.00	—	30.00	219.05	4,155.85	—	—	4,609.90	—	—	4,609.90
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	15,348.93	—	88.42	2,734.00	4,307.72	593.24	7.35	6,985.79	—	632.41	15,348.93	—	—	15,348.93
Telephone	46,471.78	835.10	1,584.11	4,308.65	454.21	1,232.35	4,682.13	23,918.09	2,522.18	6,934.96	46,471.78	—	—	46,471.78
Temporary Agency Staff	10,478.75	—	1,282.12	—	444.00	1,313.28	2,286.59	100.76	—	5,052.00	10,478.75	—	—	10,478.75
Travel	4,990.27	—	11.47	21.77	—	4.00	70.06	—	73.65	4,809.32	4,990.27	—	—	4,990.27
Utilities	13,499.11	203.54	386.35	1,639.29	1,845.37	555.24	2,801.74	4,235.60	744.91	1,087.07	13,499.11	—	—	13,499.11
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	69,117.15	6,215.47	3,285.36	23,954.04	—	5,758.58	10,749.71	16,122.07	3,031.92	—	69,117.15	—	—	69,117.15
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	340,280.89	13,531.76	13,856.41	63,098.35	10,558.64	15,869.01	61,882.34	112,046.44	16,708.80	32,729.14	340,280.89	—	—	340,280.89

TOTAL ALL CASH DISBURSEMENTS	1,524,152.33	97,981.91	47,908.46	319,875.68	(5,162.12)	192,896.35	239,014.24	515,506.89	83,280.36	32,850.56	1,524,152.33	—	—	1,524,152.33

	55,080.58	—	—	—	—	—	—	—	—	55,080.58	55,080.58	—	—	55,080.58

Book Balance per bank rec.	55,080.58		—							55,080.58

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								212,336.37
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$212,336.37

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for April-04
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(118,966.71)	—	(118,966.71)	—	(118,966.71)	—		(118,966.71)

TICO Cash Collected	—		—		—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	386,383.66		206,897.85	179,485.81	206,897.85	179,485.81	—	386,383.66

Total Cash Receipts and Transfers	386,383.66	—	206,897.85	179,485.81	206,897.85	179,485.81	—	386,383.66

Cash Disbursements - Loans
Loan Proceeds Checks	—				—	—		—
Expenses related to Loans	121.42		121.42		121.42			121.42

Subtotal - Loans	121.42	—	121.42	—	121.42	—	—	121.42

Cash Disbursements - Other			—			—		—
Advertising	—		—		—	—		—
Bank Charges	5,167.35		5,167.35		5,167.35	—		5,167.35
Claims Funding*	—		—		—	—		—
Company Auto	1,807.66		1,807.66		1,807.66	—	—	1,807.66
Computer Costs	—		—		—	—	—	—
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	80.26		80.26		80.26	—	—	80.26
Fixed Assets	(5,975.00)		(5,975.00)		(5,975.00)	—	—	(5,975.00)
Forms & Printing	404.31		404.31		404.31	—	—	404.31
Insurance	—		—		—	—	—	—
Meals & Entertainment	1,358.58		1,358.58		1,358.58	—	—	1,358.58
Miscellaneous	31.35		31.35		31.35	—	—	31.35
Office Expense	904.53		904.53		904.53	—	—	904.53
Postage	6,686.68		6,686.68		6,686.68	—	—	6,686.68
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	216.66		216.66		216.66	—	—	216.66
Professional Fees-Ordinary Course	325.00		325.00		325.00	—	—	325.00
Rent	3,206.00		3,206.00		3,206.00	—	—	3,206.00
Repairs & Maintenance	—		—		—	—	—	—
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	632.41		632.41		632.41	—	—	632.41
Telephone	6,934.96		6,934.96		6,934.96	—	—	6,934.96
Temporary Agency Staff	5,052.00		5,052.00		5,052.00	—	—	5,052.00
Travel	4,809.32		4,809.32		4,809.32	—	—	4,809.32
Utilities	1,087.07		1,087.07		1,087.07	—	—	1,087.07
Interest to Finova			—		—	—	—	—
Payroll Paid TTG	179,485.81		—	179,485.81	—	179,485.81	—	179,485.81
Payroll Paid SMC			—		—	—	—	—
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	—		—		—	—	—	—
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	212,214.95	—	32,729.14	179,485.81	32,729.14	179,485.81	—	212,214.95

TOTAL ALL CASH DISBURSEMENTS	212,336.37	—	32,850.56	179,485.81	32,850.56	179,485.81	—	212,336.37

	55,080.58	—	55,080.58	—	55,080.58	—	—	55,080.58

Book Balance per bank rec.	55,080.58	—	55,080.58	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts			Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for April-04
FED ID# 57-1129678

	Consolidated Totals					Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—

TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—	All Cash is included in TICO SC				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements – Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal – Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements – Other
Advertising
Bank Charges				—		—	—	—	—
Claims Funding*	—			—
Company Auto	—			—		—	—	—	—
Computer Costs	—			—		—	—	—	—
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements – collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	—			—		—	—	—	—
Insurance	—			—		—	—	—	—
Meals & Entertainment	—			—		—	—	—	—
Miscellaneous	—			—		—	—	—	—
Office Expense	—			—		—	—	—	—
Postage	—			—		—	—	—	—
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	—			—		—	—	—	—
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	—			—		—	—	—	—
Telephone	—			—		—	—	—	—
Temporary Agency Staff	—			—		—	—	—	—
Travel	—			—		—	—	—	—
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—			—		—	—	—	—
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								874,078.98
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$874,078.98

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for April-04
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	SC Bank & Trust 850065202	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—	—	—

TICO Cash Collected	—					—	—	—	—
SM Cash Collected	2,273,829.12	2,273,829.12				2,273,829.12	—	—	2,273,829.12
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	135,374.05	135,374.05				135,374.05	—	—	135,374.05

SUBTOTAL	2,409,203.17	2,409,203.17	—	—	—	2,409,203.17	—	—	2,409,203.17

GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,535,124.19)	(2,409,203.17)	515,506.89	358,572.09	—	(1,893,696.28)	358,572.09	—	(1,535,124.19)

Total Cash Receipts and Transfers	874,078.98	—	515,506.89	358,572.09	—	515,506.89	358,572.09	—	874,078.98

Cash Disbursements - Loans
Loan Proceeds Checks	321,049.35		321,049.35			321,049.35	—	—	321,049.35
Expenses related to Loans	82,411.10		82,411.10			82,411.10	—	—	82,411.10

Subtotal - Loans	403,460.45	—	403,460.45	—	—	403,460.45	—	—	403,460.45

Cash Disbursements - Other			—
Advertising	486.15		486.15			486.15	—	—	486.15
Bank Charges	8.56		8.56			8.56	—	—	8.56
Claims Funding*	—		—			—	—	—	—
Company Auto	132.54		132.54			132.54	—	—	132.54
Computer Costs	1,798.63		1,798.63			1,798.63	—	—	1,798.63
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	8,760.60		8,760.60			8,760.60	—	—	8,760.60
Equipment Rental	1,259.20		1,259.20			1,259.20	—	—	1,259.20
Fixed Assets	—		—			—	—	—	—
Forms & Printing	631.32		631.32			631.32	—	—	631.32
Insurance	—		—			—	—	—	—
Meals & Entertainment	21.38		21.38			21.38	—	—	21.38
Miscellaneous	1,230.13		1,230.13			1,230.13	—	—	1,230.13
Office Expense	9,735.70		9,735.70			9,735.70	—	—	9,735.70
Postage	1,173.87		1,173.87			1,173.87	—	—	1,173.87
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	2,129.94		2,129.94			2,129.94	—	—	2,129.94
Professional Fees-Ordinary Course	97.50		97.50			97.50	—	—	97.50
Rent	29,062.76		29,062.76			29,062.76	—	—	29,062.76
Repairs & Maintenance	4,155.85		4,155.85			4,155.85	—	—	4,155.85
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	6,985.79		6,985.79			6,985.79	—	—	6,985.79
Telephone	23,918.09		23,918.09			23,918.09	—	—	23,918.09
Temporary Agency Staff	100.76		100.76			100.76	—	—	100.76
Travel	—		—			—	—	—	—
Utilities	4,235.60		4,235.60			4,235.60	—	—	4,235.60
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	358,572.09		—	358,572.09		—	358,572.09	—	358,572.09
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	16,122.07		16,122.07			16,122.07	—	—	16,122.07
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	470,618.53	—	112,046.44	358,572.09	—	112,046.44	358,572.09	—	470,618.53

TOTAL ALL CASH DISBURSEMENTS	874,078.98	—	515,506.89	358,572.09	—	515,506.89	358,572.09	—	874,078.98

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								118,274.11
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$118,274.11

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for April-04
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	33,055.06	—	—	—	9,739.04	23,316.02	33,055.06	—		33,055.06

TICO Cash Collected	151,043.50	(8,667.89)			70,368.00	89,343.39	151,043.50	—	—	151,043.50
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	6,715.89	6,715.89					6,715.89	—	—	6,715.89

SUBTOTAL	157,759.39	(1,952.00)	—	—	70,368.00	89,343.39	157,759.39	—	—	157,759.39

GENERAL LEDGER DEPOSITS AND TRANSFERS	(18,403.08)	1,952.00	97,981.91	20,292.20	(54,299.24)	(84,329.95)	(38,695.28)	20,292.20	—	(18,403.08)

Total Cash Receipts and Transfers	139,356.31	—	97,981.91	20,292.20	16,068.76	5,013.44	119,064.11	20,292.20	—	139,356.31

Cash Disbursements - Loans
Loan Proceeds Checks	84,599.17		84,599.17				84,599.17	—		84,599.17
Expenses related to Loans	(149.02)		(149.02)				(149.02)	—		(149.02)

Subtotal - Loans	84,450.15	—	84,450.15	—	—	—	84,450.15	—	—	84,450.15

Cash Disbursements - Other
Advertising	—		—				—	—		—
Bank Charges	—		—				—	—		—
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	—		—				—	—	—	—
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	2,696.49		2,696.49				2,696.49	—	—	2,696.49
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	—		—				—	—	—	—
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	50.00		50.00				50.00	—	—	50.00
Office Expense	1,304.30		1,304.30				1,304.30	—	—	1,304.30
Postage	840.20		840.20				840.20	—	—	840.20
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	236.66		236.66				236.66	—	—	236.66
Professional Fees-Ordinary Course	100.00		100.00				100.00	—	—	100.00
Rent	1,050.00		1,050.00				1,050.00	—	—	1,050.00
Repairs & Maintenance	—		—				—	—	—	—
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	—		—				—	—	—	—
Telephone	835.10		835.10				835.10	—	—	835.10
Temporary Agency Staff	—		—				—	—	—	—
Travel	—		—				—	—	—	—
Utilities	203.54		203.54				203.54	—	—	203.54
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	20,292.20		—	20,292.20			—	20,292.20	—	20,292.20
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	6,215.47		6,215.47				6,215.47	—	—	6,215.47
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—		—				—	—	—	—

Total Other Cash Disbursements	33,823.96	—	13,531.76	20,292.20	—	—	13,531.76	20,292.20	—	33,823.96

TOTAL ALL CASH DISBURSEMENTS	118,274.11	—	97,981.91	20,292.20	—	—	97,981.91	20,292.20	—	118,274.11

	54,137.26	—	—	—	25,807.80	28,329.46	54,137.26	—	—	54,137.26

Book Balance per bank rec.	54,137.26				25,807.80	28,329.46

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								236,268.43
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$236,268.43

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for April-04
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

TICO Cash Collected	353,035.52	353,035.52			353,035.52	—	—	353,035.52
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	23,712.05	23,712.05			23,712.05	—	—	23,712.05

SUBTOTAL	376,747.57	376,747.57	—	—	376,747.57	—	—	376,747.57

GENERAL LEDGER DEPOSITS AND TRANSFERS	(140,479.14)	(376,747.57)	192,896.35	43,372.08	(140,479.14)	—	—	(140,479.14)

Total Cash Receipts and Transfers	236,268.43	—	192,896.35	43,372.08	236,268.43	—	—	236,268.43

Cash Disbursements - Loans
Loan Proceeds Checks	154,767.03		154,767.03		154,767.03	—	—	154,767.03
Expenses related to Loans	22,260.31		22,260.31		22,260.31	—	—	22,260.31

Subtotal - Loans	177,027.34	—	177,027.34	—	177,027.34	—	—	177,027.34

Cash Disbursements - Other			—
Advertising	300.00		300.00		300.00	—	—	300.00
Bank Charges	—		—		—	—	—	—
Claims Funding*	—		—
Company Auto	—		—		—	—	—	—
Computer Costs	890.40		890.40		890.40	—	—	890.40
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	346.33		346.33		346.33	—	—	346.33
Equipment Rental	—		—		—	—	—	—
Fixed Assets	—		—		—	—	—	—
Forms & Printing	118.26		118.26		118.26	—	—	118.26
Insurance	—		—		—	—	—	—
Meals & Entertainment	15.98		15.98		15.98	—	—	15.98
Miscellaneous	—		—		—	—	—	—
Office Expense	1,088.60		1,088.60		1,088.60	—	—	1,088.60
Postage	—		—		—	—	—	—
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	236.66		236.66		236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	3,386.09		3,386.09		3,386.09	—	—	3,386.09
Repairs & Maintenance	30.00		30.00		30.00	—	—	30.00
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	593.24		593.24		593.24	—	—	593.24
Telephone	1,232.35		1,232.35		1,232.35	—	—	1,232.35
Temporary Agency Staff	1,313.28		1,313.28		1,313.28	—	—	1,313.28
Travel	4.00		4.00		4.00	—	—	4.00
Utilities	555.24		555.24		555.24	—	—	555.24
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	43,372.08		—	43,372.08	43,372.08	—	—	43,372.08
Payroll Paid SMC	—		—		—	—	—	—
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	5,758.58		5,758.58		5,758.58	—	—	5,758.58
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	59,241.09	—	15,869.01	43,372.08	59,241.09	—	—	59,241.09

TOTAL ALL CASH DISBURSEMENTS	236,268.43	—	192,896.35	43,372.08	236,268.43	—	—	236,268.43

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								326,705.82
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$326,705.82

FORM MOR-1

THE THAXTON GROUP	Case No. 03-13182
Cash Disbursements for TICO -DELAWARE
Monthly Court Report for April-04
FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407
Beginning Cash Position	193,501.33	—	—	—	22,835.80	17,167.04	24,237.01	25,538.35

TICO Cash Collected	727,224.13	(46,591.05)			55,840.49	54,951.91	80,560.27	89,722.81
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	34,349.70	34,349.70

SUBTOTAL	761,573.83	(12,241.35)	—	—	55,840.49	54,951.91	80,560.27	89,722.81

GENERAL LEDGER DEPOSITS AND TRANSFERS	(364,923.76)	12,241.35	318,254.44	8,451.38	(44,262.65)	(49,950.98)	(85,379.31)	(72,818.33)

Total Cash Receipts and Transfers	396,650.07	—	318,254.44	8,451.38	11,577.84	5,000.93	(4,819.04)	16,904.48

Cash Disbursements - Loans
Loan Proceeds Checks	239,551.27		239,551.27
Expenses related to Loans	17,226.06		17,226.06

Subtotal - Loans	256,777.33	—	256,777.33	—	—	—	—	—

Cash Disbursements - Other			—
Advertising	—		—
Bank Charges	—
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	1,213.95		1,213.95
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	5,066.46		5,066.46
Equipment Rental	—		—
Fixed Assets	—		—
Forms & Printing	638.12		638.12
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	938.11		938.11
Office Expense	3,438.30		3,438.30
Postage	1,954.55		1,954.55
Prepaid Expenses	—		—
Prepaid Software ABS	1,064.97		1,064.97
Professional Fees-Ordinary Course	736.85		736.85
Rent	13,563.05		13,563.05
Repairs & Maintenance	205.00		205.00
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	2,734.00		2,734.00
Telephone	4,308.65		4,308.65
Temporary Agency Staff	—		—
Travel	21.77		21.77
Utilities	1,639.29		1,639.29
Interest to Finova	—		—
Payroll Paid TTG	8,451.38		—	8,451.38
Payroll Paid SMC	—		—
Restructuring Officer	—		—
Insurance Renewal	—		—
Voyager Payment	23,954.04		23,954.04
Pre-Filing Prepays	—		—
Deposit to Lender	—		—
US Trustee	—		—
Bankruptcy Professionals	—		—
Other	—		—

Total Other Cash Disbursements	69,928.49	—	61,477.11	8,451.38	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	326,705.82	—	318,254.44	8,451.38	—	—	—	—

	263,445.58	—	—	—	34,413.64	22,167.97	19,417.97	42,442.83

Book Balance per bank rec.	263,445.58		—		34,413.64	22,167.97	19,417.97	42,442.83

THE THAXTON GROUP	Case No. 03-13182
Cash Disbursements for TICO -DELAWARE
Monthly Court Report for April-04
FED ID # 74-2873274

	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488	Operating	Payroll	Other	Total
Beginning Cash Position	17,374.77	18,345.47	21,927.58	46,075.31	193,501.33	—	—	193,501.33

TICO Cash Collected	89,669.56	72,880.45	104,253.19	225,936.50	727,224.13	—	—	727,224.13
SM Cash Collected					—	—	—	—
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					34,349.70	—	—	34,349.70

SUBTOTAL	89,669.56	72,880.45	104,253.19	225,936.50	761,573.83	—	—	761,573.83

GENERAL LEDGER DEPOSITS AND TRANSFERS	(85,587.55)	(59,794.90)	(93,972.23)	(212,104.98)	(364,923.76)	—	—	(364,923.76)

Total Cash Receipts and Transfers	4,082.01	13,085.55	10,280.96	13,831.52	396,650.07	—	—	396,650.07

Cash Disbursements - Loans
Loan Proceeds Checks					239,551.27			239,551.27
Expenses related to Loans					17,226.06			17,226.06

Subtotal - Loans	—	—	—	—	256,777.33	—	—	256,777.33

Cash Disbursements - Other					—
Advertising					—	—	—	—
Bank Charges					—	—	—	—
Claims Funding*					—	—	—	—
Company Auto					—	—	—	—
Computer Costs					1,213.95	—	—	1,213.95
Dues And Subscriptions					—	—	—	—
Employee Reimbursements - collections exp					5,066.46	—	—	5,066.46
Equipment Rental					—	—	—	—
Fixed Assets					—	—	—	—
Forms & Printing					638.12	—	—	638.12
Insurance					—	—	—	—
Meals & Entertainment					—	—	—	—
Miscellaneous					938.11	—	—	938.11
Office Expense					3,438.30	—	—	3,438.30
Postage					1,954.55	—	—	1,954.55
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					1,064.97	—	—	1,064.97
Professional Fees-Ordinary Course					736.85	—	—	736.85
Rent					13,563.05	—	—	13,563.05
Repairs & Maintenance					205.00	—	—	205.00
Roadgard					—	—	—	—
Seminars & Meetings					—	—	—	—
Taxes & Licenses					2,734.00	—	—	2,734.00
Telephone					4,308.65	—	—	4,308.65
Temporary Agency Staff					—	—	—	—
Travel					21.77	—	—	21.77
Utilities					1,639.29	—	—	1,639.29
Interest to Finova					—	—	—	—
Payroll Paid TTG					8,451.38	—	—	8,451.38
Payroll Paid SMC					—	—	—	—
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					23,954.04	—	—	23,954.04
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	69,928.49	—	—	69,928.49

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	326,705.82	—	—	326,705.82

	21,456.78	31,431.02	32,208.54	59,906.83	263,445.58	—	—	263,445.58

Book Balance per bank rec.	21,456.78	31,431.02	32,208.54	59,906.83

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								71,996.14
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$71,996.14

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for April-04
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

TICO Cash Collected	173,820.13	173,820.13			173,820.13	—	—	173,820.13
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	7,804.31	7,804.31			7,804.31	—	—	7,804.31

SUBTOTAL	181,624.44	181,624.44	—	—	181,624.44	—	—	181,624.44

GENERAL LEDGER DEPOSITS AND TRANSFERS	(109,628.30)	(181,624.44)	47,908.46	24,087.68	(109,628.30)	—	—	(109,628.30)

Total Cash Receipts and Transfers	71,996.14	—	47,908.46	24,087.68	71,996.14	—	—	71,996.14

Cash Disbursements - Loans
Loan Proceeds Checks	32,879.20		32,879.20		32,879.20			32,879.20
Expenses related to Loans	1,172.85		1,172.85		1,172.85			1,172.85

Subtotal - Loans	34,052.05	—	34,052.05	—	34,052.05	—	—	34,052.05

Cash Disbursements - Other			—
Advertising	—		—		—			—
Bank Charges	—		—		—	—	—	—
Claims Funding*	—		—		—			—
Company Auto	—		—		—	—	—	—
Computer Costs	—		—		—	—	—	—
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	315.89		315.89		315.89	—	—	315.89
Equipment Rental	—		—		—	—	—	—
Fixed Assets	—		—		—	—	—	—
Forms & Printing	—		—		—	—	—	—
Insurance	—		—		—	—	—	—
Meals & Entertainment	—		—		—	—	—	—
Miscellaneous	—		—		—	—	—	—
Office Expense	1,851.97		1,851.97		1,851.97	—	—	1,851.97
Postage	474.89		474.89		474.89	—	—	474.89
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	236.66		236.66		236.66	—	—	236.66
Professional Fees-Ordinary Course	32.50		32.50		32.50	—	—	32.50
Rent	4,306.67		4,306.67		4,306.67	—	—	4,306.67
Repairs & Maintenance	—		—		—	—	—	—
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	88.42		88.42		88.42	—	—	88.42
Telephone	1,584.11		1,584.11		1,584.11	—	—	1,584.11
Temporary Agency Staff	1,282.12		1,282.12		1,282.12	—	—	1,282.12
Travel	11.47		11.47		11.47	—	—	11.47
Utilities	386.35		386.35		386.35	—	—	386.35
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	24,087.68		—	24,087.68	24,087.68	—	—	24,087.68
Payroll Paid SMC	—		—		—	—	—	—
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	3,285.36		3,285.36		3,285.36	—	—	3,285.36
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	37,944.09	—	13,856.41	24,087.68	37,944.09	—	—	37,944.09

TOTAL ALL CASH DISBURSEMENTS	71,996.14	—	47,908.46	24,087.68	71,996.14	—	—	71,996.14

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								374,737.85
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$374,737.85

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for April-04
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Huntington 1891797929	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	245,844.58	—	(118,966.71)	—	(0.00)	364,811.29	245,844.58	—	—	245,844.58

TICO Cash Collected	1,418,311.24	(221,457.41)				1,639,768.65	1,418,311.24	—	—	1,418,311.24
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	108,310.93	108,310.93					108,310.93	—	—	108,310.93

SUBTOTAL	1,526,622.17	(113,146.48)	—	—	—	1,639,768.65	1,526,622.17	—	—	1,526,622.17

GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,124,678.91)	113,146.48	357,980.95	135,723.61		(1,731,529.95)	(1,124,678.91)	—	—	(1,124,678.91)

Total Cash Receipts and Transfers	401,943.26	—	357,980.95	135,723.61	—	(91,761.30)	401,943.26	—	—	401,943.26

Cash Disbursements - Loans
Loan Proceeds Checks	135,432.63		135,432.63				135,432.63	—	—	135,432.63
Expenses related to Loans	41,699.27		41,699.27				41,699.27	—	—	41,699.27

Subtotal - Loans	177,131.90	—	177,131.90	—	—	—	177,131.90	—	—	177,131.90

Cash Disbursements - Other
Advertising			—
Bank Charges	—		—				—	—	—	—
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	124.86		124.86				124.86	—	—	124.86
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	30,736.82		30,736.82				30,736.82	—	—	30,736.82
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	419.90		419.90				419.90	—	—	419.90
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	1,085.38		1,085.38				1,085.38	—	—	1,085.38
Office Expense	4,383.83		4,383.83				4,383.83	—	—	4,383.83
Postage	2,632.42		2,632.42				2,632.42	—	—	2,632.42
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	—		—				—	—	—	—
Professional Fees-Ordinary Course	32.50		32.50				32.50	—	—	32.50
Rent	1,650.00		1,650.00				1,650.00	—	—	1,650.00
Repairs & Maintenance	219.05		219.05				219.05	—	—	219.05
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	7.35		7.35				7.35	—	—	7.35
Telephone	4,682.13		4,682.13				4,682.13	—	—	4,682.13
Temporary Agency Staff	2,286.59		2,286.59				2,286.59	—	—	2,286.59
Travel	70.06		70.06				70.06	—	—	70.06
Utilities	2,801.74		2,801.74				2,801.74	—	—	2,801.74
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	135,723.61		—	135,723.61			135,723.61	—	—	135,723.61
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	10,749.71		10,749.71				10,749.71	—	—	10,749.71
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—		—				—	—	—	—

Total Other Cash Disbursements	197,605.95	—	61,882.34	135,723.61	—	—	197,605.95	—	—	197,605.95

TOTAL ALL CASH DISBURSEMENTS	374,737.85	—	239,014.24	135,723.61	—	—	374,737.85	—	—	374,737.85

	273,049.99	—	—	—	(0.00)	273,049.99	273,049.99	—	—	273,049.99

Book Balance per bank rec.	273,049.99				(0.00)	273,049.99

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								18,322.09
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$18,322.09

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 01-10583	03-13190	Case No. 03-13190
Monthly Court Report for April-04
FED ID# 27-9200069

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Huntington 1892244879	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—	—

TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	18,322.09			18,322.09	—	—	18,322.09	—	18,322.09

Total Cash Receipts and Transfers	18,322.09	—	—	18,322.09	—	—	18,322.09	—	18,322.09

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	18,322.09			18,322.09		—	18,322.09	—	18,322.09
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—

Total Other Cash Disbursements	18,322.09	—	—	18,322.09	—	—	18,322.09	—	18,322.09

TOTAL ALL CASH DISBURSEMENTS	18,322.09	—	—	18,322.09	—	—	18,322.09	—	18,322.09

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—	—	0.00

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								11,032,013.32
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$11,032,013.32

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201
Monthly Court Report for April-04
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 60564051	Bank of New Albany 19150560	Community 6720213	Cornerstone Bank 103127	First American 116866	First Security 131849	First State Bank 17098233
Beginning Cash Position	187,611.23	—	—	—	9,407.68	10,014.00	9,991.22	9,706.02	9,720.11	9,865.00	9,752.00

TICO Cash Collected	1,192.00	1,192.00
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	9,954.20	9,954.20

SUBTOTAL	11,146.20	11,146.20	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(93,945.31)	(11,146.20)	(5,162.12)	109,809.45	(9,407.68)	(10,014.00)	(9,991.22)	(9,706.02)	(9,720.11)	(9,865.00)	(9,752.00)
Funds Received From Sale of Tico Mississippi - sent directly to Finova	12,302,294.19		12,302,294.19
Holdback, Deposits and Escrows	(1,375,092.99)		(1,375,092.99)

Total Cash Receipts and Transfers	10,844,402.09	—	10,922,039.08	109,809.45	(9,407.68)	(10,014.00)	(9,991.22)	(9,706.02)	(9,720.11)	(9,865.00)	(9,752.00)

Cash Disbursements - Loans
Loan Proceeds Checks	—		—
Expenses related to Loans	(15,720.76)		(15,720.76)

Subtotal - Loans	(15,720.76)	—	(15,720.76)	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—
Advertising	—		—
Bank Charges	209.90		45.11
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	1,303.11		1,303.11
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	1,749.48		1,749.48
Equipment Rental	461.81		461.81
Fixed Assets	—		—
Forms & Printing	—		—
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	(32.01)		(32.01)
Office Expense	0.29		0.29
Postage	—		—
Prepaid Expenses	—		—
Prepaid Software ABS	—		—
Professional Fees-Ordinary Course	—		—
Rent	(20.45)		(20.45)
Repairs & Maintenance	—		—
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	4,307.72		4,307.72
Telephone	454.21		454.21
Temporary Agency Staff	444.00		444.00
Travel	—		—
Utilities	1,845.37		1,845.37
Interest to Finova	—		—
Payroll Paid TTG	109,809.45		—	109,809.45
Payroll Paid SMC	—		—
Restructuring Officer	—		—
Insurance Renewal	—		—
Voyager Payment	—		—
Pre-Filing Prepays	—		—
Proceeds to Lender	10,666,015.32		10,666,015.32
US Trustee	—		—
Bankruptcy Professionals	—		—
Other - payment to Investment Banker	261,185.88		261,185.88

Total Other Cash Disbursements	11,047,734.08	—	10,937,759.84	109,809.45	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	11,032,013.32	—	10,922,039.08	109,809.45	—	—	—	—	—	—	—

	—	—	—	—	—	—	0.00	—	—	—	—

Book Balance per bank rec.	0.00				—	—	—	—	—	—	—

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI
Monthly Court Report for
FED ID#

	Mechanics 50200035	Merchants & Farmers 280046523	Peoples 500223999	Peoples 35021025	Peoples 299227	Bancorp South 60359775	Planters 4800128504	Trustmark 8600130400	Trustmark 8900017343	Trustmark 8600146129	Trustmark 316885306	Union Planters 9000220556
Beginning Cash Position	11,037.49	9,501.51	9,971.92	9,902.02	10,000.00	9,947.36	9,995.26	9,879.63	9,586.75	9,958.17	9,950.09	9,425.00

TICO Cash Collected
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(11,037.49)	(9,501.51)	(9,950.15)	(9,881.75)	(10,000.00)	(9,824.61)	(9,995.26)	(9,879.63)	(9,586.75)	(9,958.17)	(9,950.09)	(9,425.00)
Funds Received From Sale of Tico Mississippi - sent directly to Finova
Holdback, Deposits and Escrows

Total Cash Receipts and Transfers	(11,037.49)	(9,501.51)	(9,950.15)	(9,881.75)	(10,000.00)	(9,824.61)	(9,995.26)	(9,879.63)	(9,586.75)	(9,958.17)	(9,950.09)	(9,425.00)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges			21.77	20.27		122.75
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Proceeds to Lender
US Trustee
Bankruptcy Professionals
Other - payment to Investment Banker

Total Other Cash Disbursements	—	—	21.77	20.27	—	122.75	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	21.77	20.27	—	122.75	—	—	—	—	—	—

	—	—	0.00	0.00	—	—	—	—	0.00	—	—	0.00

Book Balance per bank rec.	—	—	0.00	—	—	—	—	—	—	—	—	—

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	187,611.23			187,611.23

TICO Cash Collected	1,192.00	—	—	1,192.00
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	9,954.20	—	—	9,954.20

SUBTOTAL	11,146.20	—	—	11,146.20

GENERAL LEDGER DEPOSITS AND TRANSFERS	(93,945.31)	—	—	(93,945.31)
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	12,302,294.19	12,302,294.19
Holdback, Deposits and Escrows	—	—	(1,375,092.99)	(1,375,092.99)

Total Cash Receipts and Transfers	(82,799.11)	—	10,927,201.20	10,844,402.09

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	(15,720.76)	—	—	(15,720.76)

Subtotal - Loans	(15,720.76)	—	—	(15,720.76)

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	209.90	—	—	209.90
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	1,303.11	—	—	1,303.11
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	1,749.48	—	—	1,749.48
Equipment Rental	461.81	—	—	461.81
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	(32.01)	—	—	(32.01)
Office Expense	0.29	—	—	0.29
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	(20.45)	—	—	(20.45)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	4,307.72	—	—	4,307.72
Telephone	454.21	—	—	454.21
Temporary Agency Staff	444.00	—	—	444.00
Travel	—	—	—	—
Utilities	1,845.37	—	—	1,845.37
Interest to Finova	—	—	—	—
Payroll Paid TTG	109,809.45	—	—	109,809.45
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	10,666,015.32	10,666,015.32
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	261,185.88	261,185.88

Total Other Cash Disbursements	120,532.88	—	10,927,201.20	11,047,734.08

TOTAL ALL CASH DISBURSEMENTS	104,812.12	—	10,927,201.20	11,032,013.32

	—	—	—	—

Book Balance per bank rec.

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								126,440.44
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$126,440.44

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for April-04
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	BancorpSouth 252190	First Federal 163323989	Trustmark 6500197556	Operating	Payroll	Other	Total
Beginning Cash Position	54,009.76	—	—	—	17,196.91	22,275.94	14,536.91	54,009.76	—	—	54,009.76

TICO Cash Collected	211,802.28	(14,611.02)			82,910.25	81,442.86	62,060.19	211,802.28	—	—	211,802.28
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	12,240.42	12,240.42						12,240.42	—	—	12,240.42

SUBTOTAL	224,042.70	(2,370.60)	—	—	82,910.25	81,442.86	62,060.19	224,042.70	—	—	224,042.70

GENERAL LEDGER DEPOSITS AND TRANSFERS	(75,121.99)	2,370.60	83,280.36	43,160.08	(82,760.85)	(71,625.54)	(49,546.64)	(75,121.99)	—	—	(75,121.99)

Total Cash Receipts and Transfers	148,920.71	—	83,280.36	43,160.08	149.40	9,817.32	12,513.55	148,920.71	—	—	148,920.71

Cash Disbursements - Loans								—
Loan Proceeds Checks	63,226.99		63,226.99					63,226.99	—	—	63,226.99
Expenses related to Loans	3,344.57		3,344.57					3,344.57	—	—	3,344.57

Subtotal - Loans	66,571.56	—	66,571.56	—	—	—	—	66,571.56	—	—	66,571.56

Cash Disbursements - Other								—
Advertising	—		—					—	—	—	—
Bank Charges	122.60		122.60					122.60	—	—	122.60
Claims Funding*	—		—					—	—	—	—
Company Auto	—		—					—	—	—	—
Computer Costs	—		—					—	—	—	—
Dues And Subscriptions	—		—					—	—	—	—
Employee Reimbursements - collections exp	1,964.40		1,964.40					1,964.40	—	—	1,964.40
Equipment Rental	—		—					—	—	—	—
Fixed Assets	—		—					—	—	—	—
Forms & Printing	109.79		109.79					109.79	—	—	109.79
Insurance	—		—					—	—	—	—
Meals & Entertainment	—		—					—	—	—	—
Miscellaneous	67.85		67.85					67.85	—	—	67.85
Office Expense	954.25		954.25					954.25	—	—	954.25
Postage	642.26		642.26					642.26	—	—	642.26
Prepaid Expenses	—		—					—	—	—	—
Prepaid Software ABS	354.99		354.99					354.99	—	—	354.99
Professional Fees-Ordinary Course	—		—					—	—	—	—
Rent	6,120.00		6,120.00					6,120.00	—	—	6,120.00
Repairs & Maintenance	—		—					—	—	—	—
Roadgard	—		—					—	—	—	—
Seminars & Meetings	—		—					—	—	—	—
Taxes & Licenses	—		—					—	—	—	—
Telephone	2,522.18		2,522.18					2,522.18	—	—	2,522.18
Temporary Agency Staff	—		—					—	—	—	—
Travel	73.65		73.65					73.65	—	—	73.65
Utilities	744.91		744.91					744.91	—	—	744.91
Interest to Finova	—		—					—	—	—	—
Payroll Paid TTG	43,160.08		—	43,160.08				43,160.08	—	—	43,160.08
Payroll Paid SMC	—		—					—	—	—	—
Restructuring Officer	—		—					—	—	—	—
Insurance Renewal	—		—					—	—	—	—
Voyager Payment	3,031.92		3,031.92					3,031.92	—	—	3,031.92
Pre-Filing Prepays	—		—					—	—	—	—
Deposit to Lender	—		—					—	—	—	—
US Trustee	—		—					—	—	—	—
Bankruptcy Professionals	—		—					—	—	—	—
Other	—		—					—	—	—	—

Total Other Cash Disbursements	59,868.88	—	16,708.80	43,160.08	—	—	—	59,868.88	—	—	59,868.88

TOTAL ALL CASH DISBURSEMENTS	126,440.44	—	83,280.36	43,160.08	—	—	—	126,440.44	—	—	126,440.44

	76,490.03	—	—	—	17,346.31	32,093.26	27,050.46	76,490.03	—	—	76,490.03

Book Balance per bank rec.	76,490.03				17,346.31	32,093.26	27,050.46

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for April-04
FED ID# 62-1720278

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—			—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—						—	—	—	—
Computer Costs	—						—	—	—	—
Dues And Subscriptions	—						—	—	—	—
Employee Reimbursements - collections exp	—						—	—	—	—
Equipment Rental	—						—	—	—	—
Fixed Assets	—						—	—	—	—
Forms & Printing	—						—	—	—	—
Insurance	—						—	—	—	—
Meals & Entertainment	—						—	—	—	—
Miscellaneous	—						—	—	—	—
Office Expense	—						—	—	—	—
Postage	—						—	—	—	—
Prepaid Expenses	—						—	—	—	—
Prepaid Software ABS	—						—	—	—	—
Professional Fees-Ordinary Course	—						—	—	—	—
Rent	—						—	—	—	—
Repairs & Maintenance	—						—	—	—	—
Roadgard	—						—	—	—	—
Seminars & Meetings	—						—	—	—	—
Taxes & Licenses	—						—	—	—	—
Telephone	—						—	—	—	—
Temporary Agency Staff	—						—	—	—	—
Travel	—						—	—	—	—
Utilities	—						—	—	—	—
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	—						—	—	—	—
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for April-04
FED ID# 57-1111184

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges							—	—	—	—
Claims Funding*
Company Auto							—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals	—		—	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB-Inactive DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for April-04
FED ID# 31-0819992

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—			—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—						—	—	—	—
Computer Costs	—						—	—	—	—
Dues And Subscriptions	—						—	—	—	—
Employee Reimbursements - collections exp	—						—	—	—	—
Equipment Rental	—						—	—	—	—
Fixed Assets	—						—	—	—	—
Forms & Printing	—						—	—	—	—
Insurance	—						—	—	—	—
Meals & Entertainment	—						—	—	—	—
Miscellaneous	—						—	—	—	—
Office Expense	—						—	—	—	—
Postage	—						—	—	—	—
Prepaid Expenses	—						—	—	—	—
Prepaid Software ABS	—						—	—	—	—
Professional Fees-Ordinary Course	—						—	—	—	—
Rent	—						—	—	—	—
Repairs & Maintenance	—						—	—	—	—
Roadgard	—						—	—	—	—
Seminars & Meetings	—						—	—	—	—
Taxes & Licenses	—						—	—	—	—
Telephone	—						—	—	—	—
Temporary Agency Staff	—						—	—	—	—
Travel	—						—	—	—	—
Utilities	—						—	—	—	—
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	—						—	—	—	—
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for April-04
FED ID# 57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—							—	—	—	—

TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—							—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No. -
Monthly Court Report for April-04
FED ID#

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	543,420.92	48,047.57	295,787.09	386,842.93	17,917.53	—	142,887.45	(348,061.65)	543,420.92	—	—	543,420.92

TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	8,861,900.52	243,310.25	2,498,773.11	2,608,330.80	1,293,899.06	1,406,709.41	810,877.89	—	8,861,900.52	—	—	8,861,900.52
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	307,131.34	87.68	—	—	—	—	—	307,043.66	307,131.34	—	—	307,131.34

SUBTOTAL	9,169,031.86	243,397.93	2,498,773.11	2,608,330.80	1,293,899.06	1,406,709.41	810,877.89	307,043.66	9,169,031.86	—	—	9,169,031.86

	—	—	—	—	—	—	—	—	(2,219,672.25)	2,219,672.25	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	48,582.63	(50,625.68)	(357,257.40)	324,101.00	247,690.15	(116,054.93)	83,983.91	(83,254.42)	48,582.63	—	—	48,582.63

Total Cash Receipts and Transfers	9,217,614.49	192,772.25	2,141,515.71	2,932,431.80	1,541,589.21	1,290,654.48	894,861.80	223,789.24	6,997,942.24	2,219,672.25	—	9,217,614.49

Cash Disbursements - Loans		—	—	—	—	—	—	—	—
Loan Proceeds Checks	4,683,858.29	114,162.09	1,185,210.86	1,371,076.62	721,892.49	755,171.70	536,344.53	—	4,683,858.29			4,683,858.29
Expenses related to Loans	304,805.62	8,888.30	71,476.72	77,425.09	80,465.42	34,558.51	31,991.58	—	304,805.62			304,805.62

Subtotal - Loans	4,988,663.91	123,050.39	1,256,687.58	1,448,501.71	802,357.91	789,730.21	568,336.11	—	4,988,663.91			4,988,663.91

Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	35,877.27	883.87	11,890.75	6,347.06	3,300.54	4,072.19	2,547.62	6,835.24	35,877.27			35,877.27
Bank Charges	259.00	3.00	238.00	18.00	—	—	—	—	259.00	—	—	259.00
Claims Funding*	116,308.46	1,314.13	46,538.70	13,244.37	6,776.31	39,802.98	4,713.67	3,918.30	116,308.46			116,308.46
Company Auto	9,125.60	315.71	3,073.33	879.30	1,270.43	812.14	533.05	2,241.64	9,125.60	—	—	9,125.60
Computer Costs	22,193.50	709.98	6,153.16	4,376.55	2,603.26	2,721.59	1,656.62	3,972.34	22,193.50	—	—	22,193.50
Dues And Subscriptions	8,783.10	—	—	3,330.00	—	2,070.00	3,150.00	233.10	8,783.10	—	—	8,783.10
Employee Reimbursements - collections exp	407.64	—	—	225.00	—	75.00	—	107.64	407.64	—	—	407.64
Equipment Rental	2,943.26	—	—	—	—	—	—	2,943.26	2,943.26	—	—	2,943.26
Fixed Assets	523.95	—	—	523.95	—	—	—	—	523.95	—	—	523.95
Forms & Printing	52,310.28	1,472.08	18,967.27	11,009.14	7,975.47	3,633.30	5,774.45	3,478.57	52,310.28	—	—	52,310.28
Insurance	37,747.80	396.00	—	1,188.00	—	—	—	36,163.80	37,747.80	—	—	37,747.80
Meals & Entertainment	13,493.67	184.93	1,396.25	969.09	681.62	752.80	248.81	9,260.17	13,493.67	—	—	13,493.67
Miscellaneous	11,517.42	729.32	6,366.97	4,145.05	2,249.99	2,503.06	2,852.19	(7,329.16)	11,517.42	—	—	11,517.42
Office Expense	6,715.64	—	900.02	570.15	476.29	2,200.23	2,217.80	351.15	6,715.64	—	—	6,715.64
Postage	13,355.16	—	140.96	10.73	13.81	26.27	—	13,163.39	13,355.16	—	—	13,355.16
Prepaid Expenses	16,254.24	—	—	4,000.00	—	6,000.00	—	6,254.24	16,254.24	—	—	16,254.24
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	7,190.30	—	7.00	—	—	—	—	7,183.30	7,190.30	—	—	7,190.30
Rent	168,884.03	5,283.18	50,809.81	35,059.20	24,787.40	19,371.70	17,320.21	16,252.53	168,884.03	—	—	168,884.03
Repairs & Maintenance	8,869.51	—	2,338.61	3,159.39	1,375.31	1,708.70	287.50	—	8,869.51	—	—	8,869.51
Roadgard	71,168.20	—	—	—	71,168.20	—	—	—	71,168.20	—	—	71,168.20
Seminars & Meetings	20,560.40	1,284.13	14,433.09	6,837.11	5,341.87	4,657.32	2,891.81	(14,884.93)	20,560.40	—	—	20,560.40
Taxes & Licenses	16,299.21	—	—	2,734.94	12,777.67	1,187.85	—	(401.25)	16,299.21	—	—	16,299.21
Telephone	111,709.48	4,050.33	33,781.34	23,524.84	17,755.15	15,200.12	10,091.11	7,306.59	111,709.48	—	—	111,709.48
Temporary Agency Staff	7,518.63	—	—	—	—	—	—	7,518.63	7,518.63	—	—	7,518.63
Travel	4,895.79	1,283.53	979.45	398.77	312.23	364.69	434.24	1,122.88	4,895.79	—	—	4,895.79
Utilities	16,111.11	—	919.84	6,596.26	3,789.24	4,526.47	701.13	(421.83)	16,111.11	—	—	16,111.11
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,219,672.25	58,063.31	606,527.15	549,972.95	305,510.02	300,645.93	181,496.65	217,456.24	—	2,219,672.25	—	2,219,672.25
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	514,454.13	—	—	162,738.41	263,123.79	88,591.93	—	—	514,454.13	—	—	514,454.13
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	3,515,149.03	75,973.50	805,461.70	841,858.26	731,288.60	500,924.27	236,916.86	322,725.84	1,295,476.78	2,219,672.25	—	3,515,149.03

TOTAL ALL CASH DISBURSEMENTS	8,503,812.94	199,023.89	2,062,149.28	2,290,359.97	1,533,646.51	1,290,654.48	805,252.97	322,725.84	6,284,140.69	2,219,672.25	—	8,503,812.94

	1,257,222.47	41,795.93	375,153.52	1,028,914.76	25,860.23	—	232,496.28	(446,998.25)	1,257,222.47	—	—	1,257,222.47

Book Balance per bank rec.	1,255,985.29	40,558.75	375,153.52	1,028,914.76	25,860.23	—	232,496.28	(446,998.25)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for April-04	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(857,352.40)	—	—	—	—	—		(857,352.40)

TICO Cash Collected	—
SM Cash Collected	—							—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	6,241,436.58	140,957.58	1,455,384.13	1,740,369.02	1,228,136.49	990,008.55	623,756.32	62,824.49
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—

Total Cash Receipts and Transfers	6,241,436.58	140,957.58	1,455,384.13	1,740,369.02	1,228,136.49	990,008.55	623,756.32	62,824.49

Cash Disbursements - Loans
Loan Proceeds Checks	4,683,858.29	114,162.09	1,185,210.86	1,371,076.62	721,892.49	755,171.70	536,344.53	—
Expenses related to Loans	304,805.62	8,888.30	71,476.72	77,425.09	80,465.42	34,558.51	31,991.58

Subtotal - Loans	4,988,663.91	123,050.39	1,256,687.58	1,448,501.71	802,357.91	789,730.21	568,336.11	—

Cash Disbursements - Other
Advertising	35,877.27	883.87	11,890.75	6,347.06	3,300.54	4,072.19	2,547.62	6,835.24
Bank Charges	—	—	—	—	—	—	—	—
Claims Funding*	116,308.46	1,314.13	46,538.70	13,244.37	6,776.31	39,802.98	4,713.67	3,918.30
Company Auto	9,125.60	315.71	3,073.33	879.30	1,270.43	812.14	533.05	2,241.64
Computer Costs	22,193.50	709.98	6,153.16	4,376.55	2,603.26	2,721.59	1,656.62	3,972.34
Dues And Subscriptions	8,783.10	—	—	3,330.00	—	2,070.00	3,150.00	233.10
Employee Reimbursements -collections exp	407.64	—	—	225.00	—	75.00	—	107.64
Equipment Rental	2,943.26	—	—	—	—	—	—	2,943.26
Fixed Assets	523.95	—	—	523.95	—	—	—	—
Forms & Printing	52,310.28	1,472.08	18,967.27	11,009.14	7,975.47	3,633.30	5,774.45	3,478.57
Insurance	37,747.80	396.00	—	1,188.00	—	—	—	36,163.80
Meals & Entertainment	13,493.67	184.93	1,396.25	969.09	681.62	752.80	248.81	9,260.17
Miscellaneous	11,517.42	729.32	6,366.97	4,145.05	2,249.99	2,503.06	2,852.19	(7,329.16)
Office Expense	6,715.64	—	900.02	570.15	476.29	2,200.23	2,217.80	351.15
Postage	13,355.16	—	140.96	10.73	13.81	26.27	—	13,163.39
Prepaid Expenses	16,254.24	—	—	4,000.00	—	6,000.00	—	6,254.24
Prepaid Software ABS	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	7,190.30	—	7.00	—	—	—	—	7,183.30
Rent	168,884.03	5,283.18	50,809.81	35,059.20	24,787.40	19,371.70	17,320.21	16,252.53
Repairs & Maintenance	8,869.51	—	2,338.61	3,159.39	1,375.31	1,708.70	287.50	—
Roadgard	71,168.20	—	—	—	71,168.20	—	—	—
Seminars & Meetings	20,560.40	1,284.13	14,433.09	6,837.11	5,341.87	4,657.32	2,891.81	(14,884.93)
Taxes & Licenses	16,299.21	—	—	2,734.94	12,777.67	1,187.85	—	(401.25)
Telephone	111,709.48	4,050.33	33,781.34	23,524.84	17,755.15	15,200.12	10,091.11	7,306.59
Temporary Agency Staff	7,518.63	—	—	—	—	—	—	7,518.63
Travel	4,895.79	1,283.53	979.45	398.77	312.23	364.69	434.24	1,122.88
Utilities	16,111.11	—	919.84	6,596.26	3,789.24	4,526.47	701.13	(421.83)
Interest to Finova	—	—
Payroll Paid TTG	—
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	514,454.13	—	—	162,738.41	263,123.79	88,591.93		—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—	—						—

Total Other Cash Disbursements	1,295,217.78	17,907.19	198,696.55	291,867.31	425,778.58	200,278.34	55,420.21	105,269.60

TOTAL ALL CASH DISBURSEMENTS	6,283,881.69	140,957.58	1,455,384.13	1,740,369.02	1,228,136.49	990,008.55	623,756.32	105,269.60

	(899,797.51)	—	—	—	—	—	—	(899,797.51)

Book Balance per bank rec.		—	—		—	—		(899,797.51)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								199,023.89
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$199,023.89

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No. 03-13208
Monthly Court Report for April-04
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	Superior 570344986	Operating	Payroll	Other	Total

Beginning Cash Position	48,047.57	14,879.33	8,958.33	5,921.64	5,540.13	—	—	6,659.68	6,088.46	48,047.57	—	—	48,047.57

TICO Cash Collected	—									—	—	—	—
SM Cash Collected	243,310.25	33,086.60	39,648.44	23,908.59	40,742.04	24,647.32		41,977.48	39,299.78	243,310.25	—	—	243,310.25
TIG Cash Collected	—									—	—	—	—
TPF Cash Collected	—									—	—	—	—
TCL Cash Collected	—									—	—	—	—
Other Income Collected	87.68					87.68				87.68	—	—	87.68

SUBTOTAL	243,397.93	33,086.60	39,648.44	23,908.59	40,742.04	24,735.00	—	41,977.48	39,299.78	243,397.93	—	—	243,397.93

GENERAL LEDGER DEPOSITS AND TRANSFERS	(51,862.86)	(30,444.91)	(40,188.65)	(26,817.56)	(42,055.17)	116,222.58	58,063.31	(44,532.34)	(42,110.12)	(51,862.86)	—	—	(51,862.86)

Total Cash Receipts and Transfers	191,535.07	2,641.69	(540.21)	(2,908.97)	(1,313.13)	140,957.58	58,063.31	(2,554.86)	(2,810.34)	133,471.76	58,063.31	—	191,535.07

Cash Disbursements - Loans										—	—		—
Loan Proceeds Checks	114,162.09					114,162.09				114,162.09	—		114,162.09
Expenses related to Loans	8,888.30					8,888.30				8,888.30	—		8,888.30

Subtotal - Loans	123,050.39	—	—	—	—	123,050.39	—	—	—	123,050.39	—	—	123,050.39

Cash Disbursements - Other	—									—	—		—
Advertising	883.87					883.87				883.87	—		883.87
Bank Charges	3.00					—		3.00		3.00	—	—	3.00
Claims Funding*	1,314.13					1,314.13				1,314.13	—		1,314.13
Company Auto	315.71					315.71				315.71	—	—	315.71
Computer Costs	709.98					709.98				709.98	—	—	709.98
Dues And Subscriptions	—					—				—	—	—	—
Employee Reimbursements - collections exp	—					—				—	—	—	—
Equipment Rental	—					—				—	—	—	—
Fixed Assets	—					—				—	—	—	—
Forms & Printing	1,472.08					1,472.08				1,472.08	—	—	1,472.08
Insurance	396.00					396.00				396.00	—	—	396.00
Meals & Entertainment	184.93					184.93				184.93	—	—	184.93
Miscellaneous	729.32					729.32				729.32	—	—	729.32
Office Expense	—					—				—	—	—	—
Postage	—					—				—	—	—	—
Prepaid Expenses	—					—				—	—	—	—
Prepaid Software ABS	—					—				—	—	—	—
Professional Fees-Ordinary Course	—					—				—	—	—	—
Rent	5,283.18					5,283.18				5,283.18	—	—	5,283.18
Repairs & Maintenance	—					—				—	—	—	—
Roadgard	—					—				—	—	—	—
Seminars & Meetings	1,284.13					1,284.13				1,284.13	—	—	1,284.13
Taxes & Licenses	—					—				—	—	—	—
Telephone	4,050.33					4,050.33				4,050.33	—	—	4,050.33
Temporary Agency Staff	—					—				—	—	—	—
Travel	1,283.53					1,283.53				1,283.53	—	—	1,283.53
Utilities	—					—				—	—	—	—
Interest to Finova	—					—				—	—	—	—
Payroll Paid TTG	—					—				—	—	—	—
Payroll Paid SMC	58,063.31					—	58,063.31			—	58,063.31	—	58,063.31
Restructuring Officer	—					—				—	—	—	—
Insurance Renewal	—					—				—	—	—	—
Voyager Payment	—					—				—	—	—	—
Pre-Filing Prepays	—					—				—	—	—	—
Deposit to Lender	—					—				—	—	—	—
US Trustee	—					—				—	—	—	—
Bankruptcy Professionals	—					—				—	—	—	—
Other	—					—				—	—	—	—

Total Other Cash Disbursements	75,973.50	—	—	—	—	17,907.19	58,063.31	3.00	—	17,910.19	58,063.31	—	75,973.50

TOTAL ALL CASH DISBURSEMENTS	199,023.89	—	—	—	—	140,957.58	58,063.31	3.00	—	140,960.58	58,063.31	—	199,023.89

	40,558.75	17,521.02	8,418.12	3,012.67	4,227.00	—	—	4,101.82	3,278.12	40,558.75	—	—	40,558.75

Ending Bank Balance per bank rec.	40,558.75	17,521.02	8,418.12	3,012.67	4,227.00			4,101.82	3,278.12

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								2,290,359.97
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$2,290,359.97

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance-SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for April-04
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 51258152	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	386,842.93	4,071.90	3,672.84	30,874.79	254,980.65	22,539.84	—	—

TICO Cash Collected	—
SM Cash Collected	2,608,330.80	47,915.71	73,252.46	55,137.76	2,183,707.12	99,205.02	(195,157.76)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,608,330.80	47,915.71	73,252.46	55,137.76	2,183,707.12	99,205.02	(195,157.76)	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	324,101.00	(45,702.10)	(67,570.67)	(49,611.33)	(1,594,357.80)	(90,622.50)	1,935,526.78	549,972.95

Total Cash Receipts and Transfers	2,932,431.80	2,213.61	5,681.79	5,526.43	589,349.32	8,582.52	1,740,369.02	549,972.95

Cash Disbursements - Loans
Loan Proceeds Checks	1,371,076.62						1,371,076.62
Expenses related to Loans	77,425.09						77,425.09

Subtotal - Loans	1,448,501.71						1,448,501.71

Cash Disbursements - Other
Advertising	6,347.06						6,347.06
Bank Charges	18.00	18.00
Claims Funding*	13,244.37						13,244.37
Company Auto	879.30						879.30
Computer Costs	4,376.55						4,376.55
Dues And Subscriptions	3,330.00						3,330.00
Employee Reimbursements - collections exp	225.00						225.00
Equipment Rental	—						—
Fixed Assets	523.95						523.95
Forms & Printing	11,009.14						11,009.14
Insurance	1,188.00						1,188.00
Meals & Entertainment	969.09						969.09
Miscellaneous	4,145.05						4,145.05
Office Expense	570.15						570.15
Postage	10.73						10.73
Prepaid Expenses	4,000.00						4,000.00
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	35,059.20						35,059.20
Repairs & Maintenance	3,159.39						3,159.39
Roadgard	—						—
Seminars & Meetings	6,837.11						6,837.11
Taxes & Licenses	2,734.94						2,734.94
Telephone	23,524.84						23,524.84
Temporary Agency Staff	—						—
Travel	398.77						398.77
Utilities	6,596.26						6,596.26
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	549,972.95						—	549,972.95
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	162,738.41						162,738.41
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	841,858.26	18.00	—	—	—	—	291,867.31	549,972.95

TOTAL ALL CASH DISBURSEMENTS	2,290,359.97	18.00	—	—	—	—	1,740,369.02	549,972.95

	1,028,914.76	6,267.51	9,354.63	36,401.22	844,329.97	31,122.36	—	—

Book Balance per bank rec.	1,028,914.76	6,267.51	9,354.63	36,401.22	844,329.97	31,122.36

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	28,544.10	27,299.03	14,859.78	386,842.93	—	—	386,842.93

TICO Cash Collected				—	—	—	—
SM Cash Collected	69,319.70	54,598.80	220,351.99	2,608,330.80	—	—	2,608,330.80
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	69,319.70	54,598.80	220,351.99	2,608,330.80	—	—	2,608,330.80

GENERAL LEDGER DEPOSITS AND TRANSFERS	(65,281.01)	(50,858.94)	(197,394.38)	(225,871.95)	549,972.95	—	324,101.00

Total Cash Receipts and Transfers	4,038.69	3,739.86	22,957.61	2,382,458.85	549,972.95	—	2,932,431.80

Cash Disbursements - Loans				—

Loan Proceeds Checks				1,371,076.62			1,371,076.62
Expenses related to Loans				77,425.09			77,425.09

Subtotal - Loans				1,448,501.71			1,448,501.71

Cash Disbursements - Other				—
Advertising				6,347.06			6,347.06
Bank Charges				18.00	—	—	18.00
Claims Funding*				13,244.37			13,244.37
Company Auto				879.30	—	—	879.30
Computer Costs				4,376.55	—	—	4,376.55
Dues And Subscriptions				3,330.00	—	—	3,330.00
Employee Reimbursements - collections exp				225.00	—	—	225.00
Equipment Rental				—	—	—	—
Fixed Assets				523.95	—	—	523.95
Forms & Printing				11,009.14	—	—	11,009.14
Insurance				1,188.00	—	—	1,188.00
Meals & Entertainment				969.09	—	—	969.09
Miscellaneous				4,145.05	—	—	4,145.05
Office Expense				570.15	—	—	570.15
Postage				10.73	—	—	10.73
Prepaid Expenses				4,000.00	—	—	4,000.00
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				—	—	—	—
Rent				35,059.20	—	—	35,059.20
Repairs & Maintenance				3,159.39	—	—	3,159.39
Roadgard				—	—	—	—
Seminars & Meetings				6,837.11	—	—	6,837.11
Taxes & Licenses				2,734.94	—	—	2,734.94
Telephone				23,524.84	—	—	23,524.84
Temporary Agency Staff				—	—	—	—
Travel				398.77	—	—	398.77
Utilities				6,596.26	—	—	6,596.26
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				—	549,972.95	—	549,972.95
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				162,738.41	—	—	162,738.41
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	—	—	—	841,858.26	—	—	841,858.26

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,740,387.02	549,972.95	—	2,290,359.97

	32,582.79	31,038.89	37,817.39	1,028,914.76	—	—	1,028,914.76

Book Balance per bank rec.	32,582.79	31,038.89	37,817.39

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								2,062,149.28
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$2,062,149.28

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for April-04
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623
Beginning Cash Position	295,787.09	3,452.56	1,674.91	2,330.98	3,444.05	4,142.89	4,735.61	1,944.42	4,278.37	10,696.33

TICO Cash Collected	—
SM Cash Collected	2,498,773.11	42,207.72	49,338.94	43,718.68	64,135.70	44,160.81	66,057.44	48,286.19	35,397.89	35,651.78
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,498,773.11	42,207.72	49,338.94	43,718.68	64,135.70	44,160.81	66,057.44	48,286.19	35,397.89	35,651.78

GENERAL LEDGER DEPOSITS AND TRANSFERS	(357,257.40)	(42,261.94)	(48,574.88)	(38,746.90)	(57,903.25)	(41,847.12)	(63,723.42)	(36,464.66)	(31,053.42)	(30,984.58)

Total Cash Receipts and Transfers	2,141,515.71	(54.22)	764.06	4,971.78	6,232.45	2,313.69	2,334.02	11,821.53	4,344.47	4,667.20

Cash Disbursements - Loans
Loan Proceeds Checks	1,185,210.86
Expenses related to Loans	71,476.72

Subtotal - Loans	1,256,687.58	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	11,890.75
Bank Charges	238.00	12.50	17.50	24.00	5.00			20.25
Claims Funding*	46,538.70
Company Auto	3,073.33
Computer Costs	6,153.16
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	—
Forms & Printing	18,967.27
Insurance	—
Meals & Entertainment	1,396.25
Miscellaneous	6,366.97
Office Expense	900.02
Postage	140.96
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	7.00
Rent	50,809.81
Repairs & Maintenance	2,338.61
Roadgard	—
Seminars & Meetings	14,433.09
Taxes & Licenses	—
Telephone	33,781.34
Temporary Agency Staff	—
Travel	979.45
Utilities	919.84
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	606,527.15
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	805,461.70	12.50	17.50	24.00	5.00	—	—	20.25	—	—

TOTAL ALL CASH DISBURSEMENTS	2,062,149.28	12.50	17.50	24.00	5.00	—	—	20.25	—	—

	375,153.52	3,385.84	2,421.47	7,278.76	9,671.50	6,456.58	7,069.63	13,745.70	8,622.84	15,363.53

Book Balance per bank rec.	375,153.52	3,385.84	2,421.47	7,278.76	9,671.50	6,456.58	7,069.63	13,745.70	8,622.84	15,363.53

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Texas State Bank 53016939	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624
Beginning Cash Position	71,480.06	3,744.08	4,442.99	4,053.47	5,424.53	4,028.26	1,765.49	3,500.75	13,573.63	6,943.57	—	—	15,999.27

TICO Cash Collected							—
SM Cash Collected	596,794.62	48,804.52	36,153.83	37,456.81	30,481.54	50,751.14	51,196.10	25,752.36		50,579.31	573,081.33		53,583.71
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected							—
Other Income Collected

SUBTOTAL	596,794.62	48,804.52	36,153.83	37,456.81	30,481.54	50,751.14	51,196.10	25,752.36	—	50,579.31	573,081.33	—	53,583.71

GENERAL LEDGER DEPOSITS AND TRANSFERS	(583,207.26)	(46,222.01)	(33,224.20)	(34,513.90)	(27,615.10)	(48,263.23)	(48,268.48)	(23,760.89)	(13,573.63)	(49,281.70)	882,302.80	606,527.15	(52,282.11)

Total Cash Receipts and Transfers	13,587.36	2,582.51	2,929.63	2,942.91	2,866.44	2,487.91	2,927.62	1,991.47	(13,573.63)	1,297.61	1,455,384.13	606,527.15	1,301.60

Cash Disbursements - Loans
Loan Proceeds Checks											1,185,210.86
Expenses related to Loans											71,476.72

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	1,256,687.58	—	—

Cash Disbursements - Other
Advertising											11,890.75
Bank Charges			40.00	6.00	11.25	15.75	4.50	11.25		50.00
Claims Funding*											46,538.70
Company Auto											3,073.33
Computer Costs											6,153.16
Dues And Subscriptions											—
Employee Reimbursements - collections exp											—
Equipment Rental											—
Fixed Assets											—
Forms & Printing											18,967.27
Insurance											—
Meals & Entertainment											1,396.25
Miscellaneous											6,366.97
Office Expense											900.02
Postage											140.96
Prepaid Expenses											—
Prepaid Software ABS											—
Professional Fees-Ordinary Course											7.00
Rent											50,809.81
Repairs & Maintenance											2,338.61
Roadgard											—
Seminars & Meetings											14,433.09
Taxes & Licenses											—
Telephone											33,781.34
Temporary Agency Staff											—
Travel											979.45
Utilities											919.84
Interest to Finova											—
Payroll Paid TTG											—
Payroll Paid SMC												606,527.15
Restructuring Officer											—
Insurance Renewal											—
Voyager Payment											—
Pre-Filing Prepays											—
Deposit to Lender											—
US Trustee											—
Bankruptcy Professionals											—
Other											—

Total Other Cash Disbursements	—	—	40.00	6.00	11.25	15.75	4.50	11.25	—	50.00	198,696.55	606,527.15	—

TOTAL ALL CASH DISBURSEMENTS	—	—	40.00	6.00	11.25	15.75	4.50	11.25	—	50.00	1,455,384.13	606,527.15	—

	85,067.42	6,326.59	7,332.62	6,990.38	8,279.72	6,500.42	4,688.61	5,480.97	—	8,191.18	—	—	17,300.87

Book Balance per bank rec.	85,067.42	6,326.59	7,332.62	6,990.38	8,279.72	6,500.42	4,688.61	5,480.97	—	8,191.18			17,300.87

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998
Beginning Cash Position	16,346.52	15,511.81	12,819.70	10,523.11	18,946.18	49,983.55

TICO Cash Collected
SM Cash Collected	45,501.09	28,935.29	40,544.73	43,486.61	49,730.40	306,984.57
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	45,501.09	28,935.29	40,544.73	43,486.61	49,730.40	306,984.57

GENERAL LEDGER DEPOSITS AND TRANSFERS	(43,194.94)	(26,099.24)	(39,344.57)	(38,264.39)	(44,543.80)	(302,867.73)

Total Cash Receipts and Transfers	2,306.15	2,836.05	1,200.16	5,222.22	5,186.60	4,116.84

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges			20.00
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	20.00	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	20.00	—	—	—

	18,652.67	18,347.86	13,999.86	15,745.33	24,132.78	54,100.39

Book Balance per bank rec.	18,652.67	18,347.86	13,999.86	15,745.33	24,132.78	54,100.39

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	295,787.09	—	—	295,787.09

TICO Cash Collected	—	—	—	—
SM Cash Collected	2,498,773.11	—	—	2,498,773.11
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,498,773.11	—	—	2,498,773.11

GENERAL LEDGER DEPOSITS AND TRANSFERS	(963,784.55)	606,527.15	—	(357,257.40)

Total Cash Receipts and Transfers	1,534,988.56	606,527.15	—	2,141,515.71

Cash Disbursements - Loans		—
Loan Proceeds Checks	1,185,210.86	—		1,185,210.86
Expenses related to Loans	71,476.72	—		71,476.72

Subtotal - Loans	1,256,687.58	—	—	1,256,687.58

Cash Disbursements - Other		—
Advertising	11,890.75	—	—	11,890.75
Bank Charges	238.00		—	238.00
Claims Funding*	46,538.70	—		46,538.70
Company Auto	3,073.33	—	—	3,073.33
Computer Costs	6,153.16	—	—	6,153.16
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	18,967.27	—	—	18,967.27
Insurance	—	—	—	—
Meals & Entertainment	1,396.25	—	—	1,396.25
Miscellaneous	6,366.97	—	—	6,366.97
Office Expense	900.02	—	—	900.02
Postage	140.96	—	—	140.96
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	7.00	—	—	7.00
Rent	50,809.81	—	—	50,809.81
Repairs & Maintenance	2,338.61	—	—	2,338.61
Roadgard	—	—	—	—
Seminars & Meetings	14,433.09	—	—	14,433.09
Taxes & Licenses	—	—	—	—
Telephone	33,781.34	—	—	33,781.34
Temporary Agency Staff	—	—	—	—
Travel	979.45	—	—	979.45
Utilities	919.84	—	—	919.84
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	606,527.15	—	606,527.15
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	198,934.55	606,527.15	—	805,461.70

TOTAL ALL CASH DISBURSEMENTS	1,455,622.13	606,527.15	—	2,062,149.28

	375,153.52	—	—	375,153.52

Book Balance per bank rec.

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								1,290,654.48
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$1,290,654.48

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	Case # 03-13213	Case No. 03-13213
Monthly Court Report for April-04
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	1,406,709.41	1,406,709.41			1,406,709.41	—	—	1,406,709.41
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	1,406,709.41	1,406,709.41	—	—	1,406,709.41	—	—	1,406,709.41

GENERAL LEDGER DEPOSITS AND TRANSFERS	(116,054.93)	(1,406,709.41)	990,008.55	300,645.93	(416,700.86)	300,645.93	—	(116,054.93)

Total Cash Receipts and Transfers	1,290,654.48	—	990,008.55	300,645.93	990,008.55	300,645.93	—	1,290,654.48

Cash Disbursements - Loans
Loan Proceeds Checks	755,171.70		755,171.70		755,171.70			755,171.70
Expenses related to Loans	34,558.51		34,558.51		34,558.51			34,558.51

Subtotal - Loans	789,730.21	—	789,730.21	—	789,730.21	—	—	789,730.21

Cash Disbursements - Other			—		—			—
Advertising	4,072.19		4,072.19		4,072.19			4,072.19
Bank Charges	—		—		—	—	—	—
Claims Funding*	39,802.98		39,802.98		39,802.98			39,802.98
Company Auto	812.14		812.14		812.14	—	—	812.14
Computer Costs	2,721.59		2,721.59		2,721.59	—	—	2,721.59
Dues And Subscriptions	2,070.00		2,070.00		2,070.00	—	—	2,070.00
Employee Reimbursements - collections exp	75.00		75.00		75.00	—	—	75.00
Equipment Rental	—		—		—	—	—	—
Fixed Assets	—		—		—	—	—	—
Forms & Printing	3,633.30		3,633.30		3,633.30	—	—	3,633.30
Insurance	—		—		—	—	—	—
Meals & Entertainment	752.80		752.80		752.80	—	—	752.80
Miscellaneous	2,503.06		2,503.06		2,503.06	—	—	2,503.06
Office Expense	2,200.23		2,200.23		2,200.23	—	—	2,200.23
Postage	26.27		26.27		26.27	—	—	26.27
Prepaid Expenses	6,000.00		6,000.00		6,000.00	—	—	6,000.00
Prepaid Software ABS	—		—		—	—	—	—
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	19,371.70		19,371.70		19,371.70	—	—	19,371.70
Repairs & Maintenance	1,708.70		1,708.70		1,708.70	—	—	1,708.70
Roadgard	—		—		—	—	—	—
Seminars & Meetings	4,657.32		4,657.32		4,657.32	—	—	4,657.32
Taxes & Licenses	1,187.85		1,187.85		1,187.85	—	—	1,187.85
Telephone	15,200.12		15,200.12		15,200.12	—	—	15,200.12
Temporary Agency Staff	—		—		—	—	—	—
Travel	364.69		364.69		364.69	—	—	364.69
Utilities	4,526.47		4,526.47		4,526.47	—	—	4,526.47
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	300,645.93		—	300,645.93	—	300,645.93	—	300,645.93
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	88,591.93		88,591.93		88,591.93	—	—	88,591.93
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	500,924.27	—	200,278.34	300,645.93	200,278.34	300,645.93	—	500,924.27

TOTAL ALL CASH DISBURSEMENTS	1,290,654.48	—	990,008.55	300,645.93	990,008.55	300,645.93	—	1,290,654.48

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								1,533,646.51
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$1,533,646.51

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209		Case No. 03-13209
Monthly Court Report for April-04
FED ID# 58-1435012		CLOSED

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Sun Trust #0003601167228	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	17,917.53	5,575.37	12,342.16		—	—	17,917.53	—	—	17,917.53

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,293,899.06	35,832.51	107,570.51		1,150,496.04		1,293,899.06	—	—	1,293,899.06
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,293,899.06	35,832.51	107,570.51	—	1,150,496.04	—	1,293,899.06	—	—	1,293,899.06

GENERAL LEDGER DEPOSITS AND TRANSFERS	247,690.15	(34,552.35)	(100,907.97)	—	77,640.45	305,510.02	(57,819.87)	305,510.02	—	247,690.15

Total Cash Receipts and Transfers	1,541,589.21	1,280.16	6,662.54	—	1,228,136.49	305,510.02	1,236,079.19	305,510.02	—	1,541,589.21

Cash Disbursements - Loans
Loan Proceeds Checks	721,892.49				721,892.49		721,892.49			721,892.49
Expenses related to Loans	80,465.42				80,465.42		80,465.42			80,465.42

Subtotal - Loans	802,357.91	—	—	—	802,357.91	—	802,357.91	—	—	802,357.91

Cash Disbursements - Other	—						—
Advertising	3,300.54				3,300.54		3,300.54			3,300.54
Bank Charges	—				—		—	—	—	—
Claims Funding*	6,776.31				6,776.31		6,776.31			6,776.31
Company Auto	1,270.43				1,270.43		1,270.43	—	—	1,270.43
Computer Costs	2,603.26				2,603.26		2,603.26	—	—	2,603.26
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	—				—		—	—	—	—
Forms & Printing	7,975.47				7,975.47		7,975.47	—	—	7,975.47
Insurance	—				—		—	—	—	—
Meals & Entertainment	681.62				681.62		681.62	—	—	681.62
Miscellaneous	2,249.99				2,249.99		2,249.99	—	—	2,249.99
Office Expense	476.29				476.29		476.29	—	—	476.29
Postage	13.81				13.81		13.81	—	—	13.81
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	24,787.40				24,787.40		24,787.40	—	—	24,787.40
Repairs & Maintenance	1,375.31				1,375.31		1,375.31	—	—	1,375.31
Roadgard	71,168.20				71,168.20		71,168.20	—	—	71,168.20
Seminars & Meetings	5,341.87				5,341.87		5,341.87	—	—	5,341.87
Taxes & Licenses	12,777.67				12,777.67		12,777.67	—	—	12,777.67
Telephone	17,755.15				17,755.15		17,755.15	—	—	17,755.15
Temporary Agency Staff	—				—		—	—	—	—
Travel	312.23				312.23		312.23	—	—	312.23
Utilities	3,789.24				3,789.24		3,789.24	—	—	3,789.24
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	305,510.02				—	305,510.02	—	305,510.02	—	305,510.02
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	263,123.79				263,123.79		263,123.79	—	—	263,123.79
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	—				—		—	—	—	—

Total Other Cash Disbursements	731,288.60	—	—	—	425,778.58	305,510.02	425,778.58	305,510.02	—	731,288.60

TOTAL ALL CASH DISBURSEMENTS	1,533,646.51	—	—	—	1,228,136.49	305,510.02	1,228,136.49	305,510.02	—	1,533,646.51

	25,860.23	6,855.53	19,004.70	—	—	—	25,860.23	—	—	25,860.23

Book Balance per bank rec.	25,860.23	6,855.53	19,004.70	—

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								805,252.97
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$805,252.97

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for April-04
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	142,887.45	52,965.15	33,384.46		—	56,537.84	142,887.45	—	—	142,887.45

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	810,877.89	39,889.30	29,611.01	234,747.53		506,630.05	810,877.89	—	—	810,877.89
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	810,877.89	39,889.30	29,611.01	234,747.53	—	506,630.05	810,877.89	—	—	810,877.89

GENERAL LEDGER DEPOSITS AND TRANSFERS	83,983.91	(114.00)		389,008.79	181,496.65	(486,407.53)	(97,512.74)	181,496.65	—	83,983.91

Total Cash Receipts and Transfers	894,861.80	39,775.30	29,611.01	623,756.32	181,496.65	20,222.52	713,365.15	181,496.65	—	894,861.80

Cash Disbursements - Loans							—
Loan Proceeds Checks	536,344.53			536,344.53			536,344.53			536,344.53
Expenses related to Loans	31,991.58			31,991.58			31,991.58			31,991.58

Subtotal - Loans	568,336.11	—	—	568,336.11	—	—	568,336.11	—	—	568,336.11

Cash Disbursements - Other							—
Advertising	2,547.62			2,547.62			2,547.62			2,547.62
Bank Charges	—			—			—	—	—	—
Claims Funding*	4,713.67			4,713.67			4,713.67			4,713.67
Company Auto	533.05			533.05			533.05	—	—	533.05
Computer Costs	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Dues And Subscriptions	3,150.00			3,150.00			3,150.00	—	—	3,150.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	5,774.45			5,774.45			5,774.45	—	—	5,774.45
Insurance	—			—			—	—	—	—
Meals & Entertainment	248.81			248.81			248.81	—	—	248.81
Miscellaneous	2,852.19			2,852.19			2,852.19	—	—	2,852.19
Office Expense	2,217.80			2,217.80			2,217.80	—	—	2,217.80
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	17,320.21			17,320.21			17,320.21	—	—	17,320.21
Repairs & Maintenance	287.50			287.50			287.50	—	—	287.50
Roadgard	—			—			—	—	—	—
Seminars & Meetings	2,891.81			2,891.81			2,891.81	—	—	2,891.81
Taxes & Licenses	—			—			—	—	—	—
Telephone	10,091.11			10,091.11			10,091.11	—	—	10,091.11
Temporary Agency Staff	—			—			—	—	—	—
Travel	434.24			434.24			434.24	—	—	434.24
Utilities	701.13			701.13			701.13	—	—	701.13
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	181,496.65			—	181,496.65		—	181,496.65	—	181,496.65
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	236,916.86	—	—	55,420.21	181,496.65	—	55,420.21	181,496.65	—	236,916.86

TOTAL ALL CASH DISBURSEMENTS	805,252.97	—	—	623,756.32	181,496.65	—	623,756.32	181,496.65	—	805,252.97

	232,496.28	92,740.45	62,995.47	—	—	76,760.36	232,496.28	—	—	232,496.28

Book Balance per bank rec.	232,496.28	92,740.45	62,995.47			76,760.36

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for April-04
FED ID# 57-1013036

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								322,725.84
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$322,725.84

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for April-04
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(348,061.65)	100,046.46	516,769.42	(857,352.40)	(107,525.13)	(348,061.65)	—	—	(348,061.65)

TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	307,043.66	82.04	306,961.62			307,043.66	—	—	307,043.66

SUBTOTAL	307,043.66	82.04	306,961.62	—	—	307,043.66	—	—	307,043.66

GENERAL LEDGER DEPOSITS AND TRANSFERS	(83,254.42)	95,500.00	(379,514.58)	62,824.49	137,935.67	(221,190.09)	137,935.67	—	(83,254.42)

Total Cash Receipts and Transfers	223,789.24	95,582.04	(72,552.96)	62,824.49	137,935.67	85,853.57	137,935.67	—	223,789.24

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	6,835.24			6,835.24		6,835.24			6,835.24
Bank Charges	—			—		—	—	—	—
Claims Funding*	3,918.30			3,918.30		3,918.30			3,918.30
Company Auto	2,241.64			2,241.64		2,241.64	—	—	2,241.64
Computer Costs	3,972.34			3,972.34		3,972.34	—	—	3,972.34
Dues And Subscriptions	233.10			233.10		233.10	—	—	233.10
Employee Reimbursements - collections exp	107.64			107.64		107.64	—	—	107.64
Equipment Rental	2,943.26			2,943.26		2,943.26	—	—	2,943.26
Fixed Assets	—			—		—	—	—	—
Forms & Printing	3,478.57			3,478.57		3,478.57	—	—	3,478.57
Insurance	36,163.80			36,163.80		36,163.80	—	—	36,163.80
Meals & Entertainment	9,260.17			9,260.17		9,260.17	—	—	9,260.17
Miscellaneous	(7,329.16)			(7,329.16)		(7,329.16)	—	—	(7,329.16)
Office Expense	351.15			351.15		351.15	—	—	351.15
Postage	13,163.39			13,163.39		13,163.39	—	—	13,163.39
Prepaid Expenses	6,254.24			6,254.24		6,254.24	—	—	6,254.24
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	7,183.30			7,183.30		7,183.30	—	—	7,183.30
Rent	16,252.53			16,252.53		16,252.53	—	—	16,252.53
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	(14,884.93)			(14,884.93)		(14,884.93)	—	—	(14,884.93)
Taxes & Licenses	(401.25)			(401.25)		(401.25)	—	—	(401.25)
Telephone	7,306.59			7,306.59		7,306.59	—	—	7,306.59
Temporary Agency Staff	7,518.63			7,518.63		7,518.63	—	—	7,518.63
Travel	1,122.88			1,122.88		1,122.88	—	—	1,122.88
Utilities	(421.83)			(421.83)		(421.83)	—	—	(421.83)
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	217,456.24			—	217,456.24	—	217,456.24	—	217,456.24
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	322,725.84	—	—	105,269.60	217,456.24	105,269.60	217,456.24	—	322,725.84

TOTAL ALL CASH DISBURSEMENTS	322,725.84	—	—	105,269.60	217,456.24	105,269.60	217,456.24	—	322,725.84

	(446,998.25)	195,628.50	444,216.46	(899,797.51)	(187,045.70)	(367,477.68)	(79,520.57)	—	(446,998.25)

Book Balance per bank rec.	(446,998.25)	195,628.50	444,216.46	(899,797.51)	(187,045.70)

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management-Lousiana-InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for April-04
FED ID# 57-1096371

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers
Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period April-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00
Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).		Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period April-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS - continuation sheet

	Month	Cumulative Filing to Date
BREAKDOWN OF OTHER CATEGORY
Other Costs

Total Other Costs	$0.00	$0.00

Other Operations Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization	Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru April 30, 2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	326,908	9,053	—	22,221,151	—	—	22,557,112	66.3%	7,355,368	29,912,480
I/B Income	—	—	—	—	—	—	—	0.0%	2,728,590	2,728,590
Fee Income	226,383	105,384	—	2,290,423	—	—	2,622,190	7.7%	35,822	2,658,011
Late Charges	100,011	—	—	1,636,211	—	—	1,736,222	5.1%	841,330	2,577,553

Total Interest Income	653,302	114,437	—	26,147,785	—	—	26,915,524	79.1%	10,961,110	37,876,634
Interest Expense	97,063	37,006	0	1,621,089	(73,483)	—	1,681,675	4.9%	2,609,166	4,290,840

Net Interest Income	556,239	77,431	(0)	24,526,696	73,483	—	25,233,849	74.2%	8,351,944	33,585,794
Provision for Loan Losses
P&L Recoveries	(7,741)	(110)	—	(291,145)	—	—	(298,996)	-0.9%	(703,756)	(1,002,752)
Reserves	—	25,000	—	(790,336)	—	—	(765,336)	-2.2%	3,161,859	2,396,524
Cash	320,263	—	1,802	7,178,497	—	—	7,500,562	22.0%	15,608,980	23,109,542

Total Provision	312,522	24,890	1,802	6,097,016	—	—	6,436,230	18.9%	18,067,083	24,503,313
Net Interest included Provision	243,717	52,541	(1,803)	18,429,680	73,483	—	18,797,619		(9,715,139)	9,082,481
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	4,342,512	—	—	4,342,512	12.8%	1,406,510	5,749,021
Insurance Commissions	—	—	1,791,215	(623,752)	—	—	1,167,463	3.4%	50,398	1,217,861
Earned Insurance	—	—	—	—	—	—	—	0.0%	280,525	280,525
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	584	143,184	—	—	143,768	0.4%	—	143,768
Other Income	—	135,395	254,173	806,053	257,709	—	1,453,330	4.3%	(6,563,936)	(5,110,605)

Total Direct Income	—	135,395	2,045,971	4,667,997	257,709	—	7,107,073	20.9%	(4,826,503)	2,280,570
Total Revenue	653,302	249,832	2,045,971	30,815,782	257,709	—	34,022,597	100.0%	6,134,607	40,157,204

Expenses
Personnel
Salaries & Wages	48,820	77,991	862,257	8,203,018	824,734	—	10,016,820	29.4%	3,254,897	13,271,716
Commissions/Bonus	—	14,410	241,627	1,018,129	128,923	—	1,403,089	4.1%	232,043	1,635,132
Benefits	4,337	6,576	88,622	754,872	58,572	—	912,978	2.7%	315,357	1,228,335
Taxes	4,319	7,820	98,044	921,784	67,184	—	1,099,151	3.2%	406,899	1,506,050
Other	—	—	24,984	78,925	39,364	—	143,274	0.4%	82,022	225,296

Total Personnel	57,476	106,798	1,315,533	10,976,728	1,118,777	—	13,575,312	39.9%	4,291,217	17,866,529
Building
Rent	158	4,675	127,999	1,164,383	77,235	—	1,374,450	4.0%	615,372	1,989,822
Utilities	—	0	24,024	267,131	20,671	—	311,826	0.9%	101,601	413,426
Depreciation	11,664	1,401	61,335	427,083	126,198	—	627,681	1.8%	316,927	944,609
Other	428	257	—	71,463	12,079	—	84,227	0.2%	109,340	193,566

Total Building	12,250	6,333	213,358	1,930,060	236,183	—	2,398,184	7.0%	1,143,239	3,541,423
Telecommunications
Telephone	3,375	3,342	47,450	579,605	70,552	—	704,324	2.1%	267,669	971,993
Computers	9,994	1,243	62,100	149,630	42,418	—	265,384	0.8%	233,527	498,912
Office Expense	866	415	16,583	350,964	23,580	—	392,408	1.2%	91,107	483,515
Other	—	—	(551)	—	—	—	(551)	0.0%	—	(551)

Total Telecommunications	14,235	5,000	125,582	1,080,198	136,549	—	1,361,564	4.0%	592,303	1,953,868
Advertising	—	113	26,676	809,145	24,585	—	860,519	2.5%	162,273	1,022,791
Reinsurance Claims Expense	—	—	—	1,011,551	—	—	1,011,551	3.0%	429,398	1,440,949
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	402,587	402,587
Professional Fees	2,036	8,870	7,534	79,593	3,926,345	—	4,024,378	11.8%	146,332	4,170,710
Collection Expense	1,237	—	—	21,347	—	—	22,584	0.1%	358,090	380,674
Travel	—	4,602	14,919	504,223	106,884	—	630,629	1.9%	155,618	786,246
Office Expense	17,930	1,249	46,154	479,121	93,176	—	637,629	1.9%	277,439	915,069
Entertainment	—	68	—	205,498	35	—	205,602	0.6%	64	205,666
Amortization	—	—	62,837	114,484	—	—	177,322	0.5%	39,475	216,796
Taxes & Licenses	4,547	2,136	13,736	142,416	20,096	—	182,933	0.5%	118,608	301,541
Other	1,178	18,475	148,229	930,818	148,710	—	1,247,411	3.7%	1,348,184	2,595,594

Total Other Expense	23,655	21,928	270,957	1,872,337	262,018	—	2,450,896	7.2%	1,783,770	4,234,666

Total Direct Expense	520,474	215,540	1,976,363	26,003,287	5,737,857	—	34,453,520	101.3%	30,141,077	64,594,597
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.1%	42,497	0

Net Income Before Taxes	132,828	34,293	54,511	4,790,637	(5,400,696)	—	(388,427)	-1.1%	(24,048,967)	(24,437,394)
Income Tax (34%)	—	—	53,231	1,436,109	(2,840,589)	—	(1,351,249)	-4.0%	(4,027,633)	(5,378,882)

Net Income	132,828	34,293	1,280	3,354,528	(2,560,107)	—	962,822	2.8%	(20,021,334)	(19,058,512)

THAX8K	Income Statement YTD

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period April-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 3

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period April-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

4/30/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations TICO	Reinsurance	Total Disc. Ops	Total Company
Assets
Cash/Investments	(4,965)	—	(83,362)	1,381,533	45,250,448	—	46,543,655	745,201	—	745,201	47,288,856
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	2,361,296	1,422,953	—	70,988,791	—	—	74,773,041	63,084,667	—	63,084,667	137,857,708
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	(56,175)	—	—	(11,787,502)	—	—	(11,843,677)	(7,155,959)	—	(7,155,959)	(18,999,636)
Loss Reserve	(317,000)	(225,000)	—	(4,538,590)	(25,000)	—	(5,105,590)	(11,763,453)	—	(11,763,453)	(16,869,043)
Unearned Insurance	—	—	—	(875,565)	—	—	(875,565)	(1,944,620)	(2,097,709)	(4,042,330)	(4,917,895)
Dealer Holdback	—	—	—	—	—	—	—	(558,012)	—	(558,012)	(558,012)
Premises and Equipment, GROSS	173,157	22,820	1,158,025	6,493,051	1,101,830	—	8,948,883	3,866,990	—	3,866,990	12,815,874
Accumulated Depreciation	(144,327)	(20,725)	(1,033,493)	(4,267,637)	(674,004)	—	(6,140,186)	(2,996,742)	—	(2,996,742)	(9,136,929)
Accounts Receivable	74,962	—	133,878	287,584	36,138	—	532,562	8,338,102	(1,698,613)	6,639,490	7,172,052
Repossessed Automobiles	—	—	—	—	—	—	—	294,031	—	294,031	294,031
Intercompany Balance	(1,303,063)	(877,664)	(6,459,039)	(41,030,756)	142,584,155	(6,248,675)	86,664,957	(96,253,047)	9,588,090	(86,664,957)	0
Goodwill	348,938	—	353,379	19,376,269	—	—	20,078,587	13,662,106	—	13,662,106	33,740,693
Other Intangible Assets	—	—	2,030,601	2,083	—	—	2,032,685	—	—	—	2,032,685
Accumulated Amortization	(220,994)	—	(1,215,865)	(1,386,007)	—	—	(2,822,867)	(1,133,499)	—	(1,133,499)	(3,956,365)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	468,327	468,327	468,327
Prepaid Assets	739	653	123,734	960,363	3,279,156	—	4,364,646	268,329	—	268,329	4,632,974
Other Assets	—	—	198,105	(58,322)	557,508	—	697,291	37,153	252,652	289,806	987,096

Total Assets	912,570	323,036	(4,794,035)	35,545,296	216,467,837	(18,409,595)	230,045,109	(31,508,752)	6,512,748	(24,996,004)	205,049,105
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,743,553	—	2,745,063	32,347	—	32,347	2,777,410
Notes Payable	—	—	67,738	—	96,460,506	—	96,528,245	—	—	—	96,528,245
Subordinated Notes Payable	—	—	—	—	120,877,506	—	120,877,506	1,896,377	—	1,896,377	122,773,883
Accounts Payable	4,236	1,509	44,745	788,770	154,704	—	993,965	541,725	326,951	868,676	1,862,640
Employee Savings	—	—	—	289	1,060,228	—	1,060,516	—	—	—	1,060,516
Income Taxes Payable	—	—	53,231	1,311,739	(6,277,455)	—	(4,912,484)	(4,009,282)	124,370	(3,884,912)	(8,797,396)
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	25,989	5,801	(11,568)	1,908,151	636,932	—	2,565,304	172,616	8,171	180,787	2,746,091
Other Liabilities	287,064	169,180	87,533	211,348	103,069	—	858,193	75,737	597,872	673,609	1,531,802

Total Liabilities	317,288	176,490	243,189	4,220,296	215,759,043	—	220,716,307	(1,290,481)	1,274,761	(15,720)	220,700,586
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(310,603)	128,015	(6,334,675)	30,834,307	(4,843,045)	(18,010,334)	1,463,665	(23,179,341)	4,704,482	(18,474,859)	(17,011,194)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	29,885	18,531	88,719	2,175,164	(2,917,010)	—	(604,710)	(7,038,931)	533,506	(6,505,425)	(7,110,135)

Total Stockholders’ Equity	595,282	146,546	(5,037,224)	31,325,000	708,794	(18,409,595)	9,328,802	(30,218,271)	5,237,988	(24,980,284)	(15,651,482)
Total Liabilities & Stockholders’ Equity	912,570	323,036	(4,794,035)	35,545,296	216,467,837	(18,409,595)	230,045,109	(31,508,752)	6,512,748	(24,996,004)	205,049,105

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
Reporting Period 38107

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$291,542.34	$291,542.34	Bi-Weekly	EFT	0
FICA-Employee	0	$252,910.75	$252,910.75	Bi-Weekly	EFT	0
FICA-Employer	0	$190,149.45	$190,149.45	Bi-Weekly	EFT	0
Unemployment	0	$8,625.78	$8,625.78	Bi-Weekly	EFT	0
Income	0
Other:	0

Total Federal Taxes	$0.00	$743,228.32	$743,228.32	$0.00		$0.00

State and Local
Withholding	0	$116,520.85	$116,520.85	Bi-Weekly		0
Sales	0	#REF!		None
Excise	0			N/A
Unemployment	0	$42,541.92	$42,541.92	Bi-Weekly		0
Real Property	0	$169.99	$169.99
Personal Property	0	$922.17	$922.17
Other:	0	$25,488.32	$25,488.32			0

Total State and Local Taxes	$0.00	#REF!	$185,643.25	$0.00		$0.00

TOTAL TAXES		#REF!	$928,871.57			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	129,021	0				129,021
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$129,021.22	$0.00	$0.00	$0.00	$0.00	$129,021.22

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for April-04

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(4,042.60)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(4,042.60)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,357,183.42	20,292.20	24,087.68	8,451.38	109,809.45	43,372.08	135,723.61	18,322.09	358,572.09	43,160.08	179,485.81	10,878.76	22,012.31	281,696.24	101,319.64
Outstanding Checks - Adjustment	25,275.82														25,275.82
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	1,382,459.24	20,292.20	24,087.68	8,451.38	109,809.45	43,372.08	135,723.61	18,322.09	358,572.09	43,160.08	179,485.81	10,878.76	22,012.31	281,696.24	126,595.46

Cash Disbursments
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	1,481,580.66	20,292.20	24,087.68	8,451.38	109,809.45	43,372.08	135,723.61	18,322.09	358,572.09	43,160.08	179,485.81	10,878.76	22,012.31	281,696.24	225,716.88
Employee Witholding of Insurance/etc	(77,888.20)														(77,888.20)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	1,403,692.46	20,292.20	24,087.68	8,451.38	109,809.45	43,372.08	135,723.61	18,322.09	358,572.09	43,160.08	179,485.81	10,878.76	22,012.31	281,696.24	147,828.68

	(25,275.82)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(25,275.82)

															(25,275.82)

THE THAXTON GROUP	Case No. 01-10571
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(4,042.60)	0.00	(4,042.60)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	1,357,183.42	0.00	1,357,183.42
Outstanding Checks - Adjustment	0.00	25,275.82	0.00	25,275.82
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	1,382,459.24	0.00	1,382,459.24

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	1,481,580.66		1,481,580.66
Employee Witholding of Insurance/etc	0.00	(77,888.20)		(77,888.20)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	1,403,692.46	0.00	1,403,692.46

	0.00	(25,275.82)	0.00	(25,275.82)

PAYROLL - THE THAXTON GROUP

	Period Ending 4/2/2004	Period Ending 4/13/2004	Period Ending 4/27/2004	Total
Corporate
Salary expense	$57,740.13	$54,566.91	$54,504.37	$166,811.41
FICA/FUTA/SUTA	$4,495.03	$7,764.97	$4,234.10	$16,494.10
401(k) match	$630.42	$788.43	$785.52	$2,204.37
Overtime	$—	$155.25	$51.75	$207.00
Bonus	$—	$40,000.00	$—	$40,000.00

Total	$62,865.58	$103,275.56	$59,575.74	$225,716.88
Tico Premium
Salary expense	$3,666.52	$3,629.38	$2,676.12	$9,972.02
FICA/FUTA/SUTA	$306.69	$267.35	$190.50	$764.54
401(k) match	$47.40	$47.40	$47.40	$142.20

Total	$4,020.61	$3,944.13	$2,914.02	$10,878.76
Commercial Lending
Salary expense	$6,064.22	$6,064.22	$6,064.22	$18,192.66
FICA/FUTA/SUTA	$477.36	$597.53	$455.06	$1,529.95
401(k) match	$123.89	$179.75	$123.89	$427.53
Commissions	$—	$1,862.17	$—	$1,862.17
Total	$6,665.47	$8,703.67	$6,643.17	$22,012.31

Thaxton Insurance Group
Salary expense	$68,053.16	$66,416.87	$66,171.99	$200,642.02
FICA/FUTA/SUTA	$6,038.60	$8,090.06	$7,363.74	$21,492.40
401(k) match	$1,085.57	$2,023.11	$1,160.06	$4,268.74
Overtime	$1,318.86	$1,204.64	$710.76	$3,234.26
Commissions	$—	$29,850.04	$—	$29,850.04
Bonus	$115.00	$500.00	$21,593.78	$22,208.78
Total	$76,611.19	$108,084.72	$97,000.33	$281,696.24

Tico
Salary expense	$232,073.88	$227,540.75	$228,278.75	$687,893.38
FICA/FUTA/SUTA	$29,678.80	$20,181.75	$24,637.41	$74,497.96
401(k) match	$1,213.03	$1,391.07	$1,301.45	$3,905.55
Overtime	$8,830.09	$6,551.03	$7,650.48	$23,031.60
Commissions	$—	$385.23	$—	$385.23
Bonus	$86,058.53	$3,478.40	$62,025.82	$151,562.75
Total	$357,854.33	$259,528.23	$323,893.91	$941,276.47

Period Total	$508,017.18	$483,536.31	$490,027.17	1481580.66

401(k) payable	$(10,885.90)	$(15,333.35)	$(12,215.09)	$(38,434.34)
Payable to reimbursement	$(1,120.04)	$(1,720.04)	$(1,120.04)	$(3,960.12)
Dental insurance	$(858.80)	$(828.00)	$(776.28)	$(2,463.08)
Cancer insurance	$(646.96)	$(652.27)	$(612.74)	$(1,911.97)
Life insurance	$(930.51)	$(991.78)	$(903.34)	$(2,825.63)
Contingent health liability	$(9,251.81)	$(10,091.29)	$(9,310.57)	$(28,653.67)
Tax/stale date adj		$(106.25)		$(106.25)
Tax levy	$244.25	$222.61		$466.86

	$484,567.41	$454,035.94	$465,089.11	$1,403,692.46
	$(23,449.77)	$(29,500.37)	$(24,938.06)	$(77,888.20)
				0
Net Checks	$32,380.91	$23,687.23	$27,502.87	$83,571.01
Direct Deposits	$259,428.14	$240,328.61	$236,742.04	$736,498.79
Wage Garnishments	$1,272.31	989.62	$924.21	$3,186.14
Federal Tax	$48,089.72	50,995.42	$44,331.10	$143,416.24
EE SS Tax	$28,077.17	26,641.86	$27,200.79	$81,919.82
ER SS Tax	$28,077.18	26,641.80	$27,200.82	$81,919.80
EE Med Tax	$6,566.43	6,230.71	$6,361.67	$19,158.81
ER Med Tax	$6,566.44	6,230.74	$6,361.48	$19,158.66
State/local Tax	$22,258.62	22,590.06	$21,358.49	$66,207.17
Futa	$1,125.99	595.60	$425.43	$2,147.02
Suta	$5,226.87	3,433.52	$2,893.08	$11,553.47
Adjustments	$45,497.63	45,670.77	$63,787.23	$154,955.63

GRAND TOTAL	$484,567.41	454,035.94	$465,089.21	$1,403,692.56

				0
reconciliation	$—	$—	$0.10	$0.10
Accrual	$23,449.77	$29,500.37	$24,938.16	$77,888.30

PAYROLL - TICO

	Period Ending 4/2/2004	Period Ending 4/13/2004	Period Ending 4/27/2004	Total
SC/VA
Salary expense	$86,880.76	$84,526.12	$83,660.56	$255,067.44
FICA/FUTA/SUTA	$10,662.77	$7,637.22	$9,210.55	$27,510.54
401(k) match	$340.91	$342.23	$346.74	$1,029.88
Overtime	$6,988.00	$5,473.18	$5,266.37	$17,727.55
Commissions	$—	$—	$—	$—
Bonus	$24,811.51	$3,478.40	$28,946.77	$57,236.68

Total	$129,683.95	$101,457.15	$127,430.99	$358,572.09
AL
Salary expense	$5,904.81	$5,897.95	$5,926.00	$17,728.76
FICA/FUTA/SUTA	$591.75	$509.78	$499.71	$1,601.24
401(k) match	$—	$—	$—	$435,138.77
Overtime	$35.03	$51.53	$125.63	$212.19
Commissions	$—	$—	$—	$—
Bonus	$750.01	$—	$—	$750.01

Total	$7,281.60	$6,459.26	$6,551.34	$20,292.20
NC
Salary expense	$9,984.89	$10,077.03	$10,176.24	$30,238.16
FICA/FUTA/SUTA	$1,600.10	$1,007.05	$1,297.78	$3,904.93
401(k) match	$147.08	$182.87	$163.71	$493.66
Overtime	$40.54	$46.78	$10.50	$97.82
Commissions	$—	$—	$—	$—
Bonus	$5,412.52	$—	$3,224.99	$8,637.51

Total	$17,185.13	$11,313.73	$14,873.22	$43,372.08
GA
Salary expense	$6,800.30	$6,133.72	$7,111.04	$20,045.06
FICA/FUTA/SUTA	$637.14	$501.21	$705.64	$1,843.99
401(k) match	$—	$—	$—	$—
Overtime	$117.25	$42.62	$365.69	$525.56
Commissions	$—	$—	$—	$—
Bonus	$645.00	$—	$1,028.07	$1,673.07

Total	$8,199.69	$6,677.55	$9,210.44	$24,087.68
OH
Salary expense	$26,896.34	$26,891.62	$27,398.75	$81,186.71
FICA/FUTA/SUTA	$3,984.99	$2,877.29	$3,505.14	$10,367.42
401(k) match	$90.42	$89.58	$99.14	$279.14
Overtime	$1,190.78	$858.78	$1,739.32	$3,788.88
Commissions	$—	$309.81	$—	$309.81
Bonus	$6,552.49	$—	$7,325.00	$13,877.49

Total	$38,715.02	$31,027.08	$40,067.35	$109,809.45

PAYROLL - TICO

	Period Ending 4/2/2004	Period Ending 4/13/2004	Period Ending 4/27/2004	Total
KY
Salary expense	$32,238.14	$32,609.40	$31,527.43	$96,374.97
FICA/FUTA/SUTA	$3,932.52	$2,744.28	$3,843.66	$10,520.46
401(k) match	$131.11	$130.28	$130.22	$391.61
Overtime	$339.54	$78.14	$46.40	$464.08
Commissions	$—	$—	$—	$—
Bonus	$11,537.50	$—	$16,434.99	$27,972.49

Total	$48,178.81	$35,562.10	$51,982.70	$135,723.61
MS
Salary expense	$693.02	$415.20	$246.08	$1,354.30
FICA/FUTA/SUTA	$689.08	$43.99	$26.51	$759.58
401(k) match	$—	$—	$—	$—
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$6,337.50	$—	$—	$6,337.50

Total	$7,719.60	$459.19	$272.59	$8,451.38
TN
Salary expense	$11,162.95	$11,160.00	$11,160.00	$33,482.95
FICA/FUTA/SUTA	$1,511.11	$1,047.09	$1,195.66	$3,753.86
401(k) match	$—	$—	$—	$—
Overtime	$101.70	$—	$96.57	$198.27
Commissions	$—	$—	$—	$—
Bonus	$3,660.00	$—	$2,065.00	$5,725.00

Total	$16,435.76	$12,207.09	$14,517.23	$43,160.08
Corp
Salary expense	$47,348.05	$45,642.59	$42,903.66	$135,894.30
FICA/FUTA/SUTA	$5,617.52	$3,446.57	$3,469.23	$12,533.32
401(k) match	$472.82	$615.42	$524.28	$1,612.52
Overtime	$17.25	$—	$—	$17.25
Commissions	$—	$75.42	$—	$75.42
Bonus	$26,352.00	$—	$3,001.00	$29,353.00

Total	$79,807.64	$49,780.00	$49,898.17	$179,485.81
Modern
Salary expense	$4,164.62	$4,187.12	$8,168.99	$16,520.73
FICA/FUTA/SUTA	$451.82	$367.27	$883.53	$1,702.62
401(k) match	$30.69	$30.69	$37.36	$98.74
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—

Total	$4,647.13	$4,585.08	$9,089.88	$18,322.09
Period Total	$357,854.33	$259,528.23	$323,893.91	$941,276.47

THE THAXTON GROUP	Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		2079900431038
Wachovia		540439122
Monthly Court Report for April-04		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(107,525.13)	—	—	—	—	—		(107,525.13)

GENERAL LEDGER DEPOSITS AND TRANSFERS	2,327,197.38	58,063.31	606,527.15	549,972.95	305,510.02	300,645.93	181,496.65	324,981.37
Outstanding Checks	(187,045.70)					—		(187,045.70)

Total Cash Receipts and Transfers	2,140,151.68	58,063.31	606,527.15	549,972.95	305,510.02	300,645.93	181,496.65	137,935.67

Cash Disbursements - Loans
Gross Wages	2,034,710.27	54,595.23	568,684.69	511,392.90	282,957.84	279,633.87	167,069.30	170,376.44
Federal Tax	148,322.22	3,248.85	38,159.33	34,249.50	21,370.47	17,323.29	13,340.93	20,629.85
SS Tax	123,053.35	3,251.02	34,409.74	32,093.57	17,314.56	15,706.77	10,123.61	10,154.08
Med Tax	28,778.80	760.32	8,047.41	7,505.98	4,049.37	3,673.27	2,367.66	2,374.79
EIC	(196.12)	—	—	(196.12)	—	—	—	—
State Tax	50,313.68	1,522.00	69.91	19,070.11	10,924.07	10,105.50	160.42	8,461.67
Advance	(1,318.75)	—	(2,131.25)	—	100.00	—	525.00	187.50
Mileage	(40,714.94)	(1,064.00)	(21,296.75)	(4,530.24)	(5,827.25)	—	(7,996.70)	—
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	508.50	—	283.50	225.00	—	—	—	—
STD	2,612.61	80.85	887.04	632.94	304.92	330.33	210.21	166.32
Medical	37,706.43	1,779.22	10,098.98	8,772.82	2,659.75	6,164.69	3,051.74	5,179.23
401K Loans	7,868.58	—	4,371.96	901.38	906.57	148.98	—	1,539.69
401K Deducts	24,243.49	655.88	8,082.75	5,959.17	3,209.41	387.15	592.13	5,357.00
AHL Dental	7,649.12	291.90	2,102.42	1,891.36	845.02	1,181.74	718.68	618.00
AHL Cancer	2,181.42	87.96	729.98	619.24	194.20	288.56	14.70	246.78
AHL Life	4,256.41	186.42	1,135.37	1,085.50	505.65	698.70	315.97	328.80
Flex Med	2,351.04	—	722.37	940.77	—	—	—	687.90
Dep Care	90.00	—	—	90.00	—	—	—	—
Stop Payment Fee	10.00	—	—	—	—	—	10.00	—
Garnishment fee	151.00	3.00	28.50	57.50	12.00	26.00	16.00	8.00
Garnishment	572.32	91.22	261.70	(241.74)	—	461.14	—	—
Bankrpc	160.00	—	—	—	160.00	—	—	—
Child support	6,560.50	100.00	1,282.94	2,314.01	563.00	825.55	1,020.00	455.00
Tax Levy	270.00	—	—	270.00	—	—	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	55,157.73	2,212.45	6,559.51	18,987.71	3,633.27	10,512.84	(1,522.27)	14,774.22
	—	—	—	—	—	—	—	—
Gross To Net (includes adj.)	1,629,280.61	43,600.59	481,438.79	399,682.15	225,666.10	222,312.20	142,598.95	113,981.83
Prepays and voids	42,353.54	1,091.90	14,241.44	11,002.76	5,081.76	3,941.67	5,088.06	1,905.95
DD Reversals & adjs.	2,100.76	—	666.22	600.80	—	833.74	—	—
Net DD/live checks	1,540,116.55	42,508.69	467,716.50	389,281.08	220,584.34	170,439.17	137,510.89	112,075.88
	40,363.32	2,212.45	6,559.51	18,987.71	3,633.27	10,492.65	(1,522.27)	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	675,462.06	—	—	—	—	—	—	18,596.89
Direct Deposits	887,661.23	—	—	—	—	—	—	93,671.64
Wage Garnishments	12,119.88	191.22	1,544.64	2,342.27	723.00	1,286.69	1,020.00	455.00
Federal Tax	148,126.10	3,248.85	38,159.33	34,043.77	21,370.47	17,332.90	13,340.93	20,629.85
EE SS Tax	123,053.35	3,251.02	34,409.74	32,147.95	17,314.56	15,652.39	10,123.61	10,154.08
ER SS Tax	123,053.37	3,251.04	34,409.65	32,148.07	17,314.55	15,652.37	10,123.62	10,154.07
EE Med Tax	28,778.77	760.32	8,047.41	7,516.72	4,049.37	3,662.50	2,367.66	2,374.79
ER Med Tax	28,778.61	760.32	8,047.41	7,516.61	4,049.38	3,662.53	2,367.62	2,374.74
State Tax	50,313.68	1,522.00	69.91	19,070.11	10,924.07	10,105.50	160.42	8,461.67
Futa	6,478.76	186.94	2,299.04	1,761.83	601.27	860.40	620.81	148.47
Suta	30,988.45	491.94	9,508.84	7,610.19	6,247.83	3,541.89	2,956.78	630.98
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	2,177,810.44	58,063.31	606,527.15	549,972.95	305,510.02	300,645.93	181,496.65	175,594.43
Manual Checks	41,861.81							41,861.81

Total Other Cash Disbursements	2,219,672.25	58,063.31	606,527.15	549,972.95	305,510.02	300,645.93	181,496.65	217,456.24

TOTAL ALL CASH DISBURSEMENTS	2,219,672.25	58,063.31	606,527.15	549,972.95	305,510.02	300,645.93	181,496.65	217,456.24

	(187,045.70)	—	—	—	—	—	—	(187,045.70)

Book Balance per bank rec.	(187,045.70)		—		—	—		(187,045.70)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No. -
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(107,525.13)	—	(107,525.13)

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	2,327,197.38	—	2,327,197.38
Outstanding Checks	—	(187,045.70)	—	(187,045.70)

Total Cash Receipts and Transfers	—	2,140,151.68	—	2,140,151.68

Cash Disbursements - Loans	—	—
Gross Wages	—	2,034,710.27
Federal Tax	—	148,322.22
SS Tax	—	123,053.35	—	123,053.35
Med Tax	—	28,778.80
EIC	—	(196.12)	—	(196.12)
State Tax	—	50,313.68	—	50,313.68
Advance	—	(1,318.75)	—	(1,318.75)
Mileage	—	(40,714.94)	—	(40,714.94)
Miscellaneous	—	—	—	—
Shortage	—	508.50	—	508.50
STD	—	2,612.61	—	2,612.61
Medical	—	37,706.43	—	37,706.43
401K Loans	—	7,868.58	—	7,868.58
401K Deducts	—	24,243.49	—	24,243.49
AHL Dental	—	7,649.12	—	7,649.12
AHL Cancer	—	2,181.42	—	2,181.42
AHL Life	—	4,256.41	—	4,256.41
Flex Med	—	2,351.04	—	2,351.04
Dep Care	—	90.00	—	90.00
Stop Payment Fee	—	10.00	—	10.00
Garnishment fee	—	151.00	—	151.00
Garnishment	—	572.32	—	572.32
Bankrpc	—	160.00	—	160.00
Child support	—	6,560.50	—	6,560.50
Tax Levy	—	270.00	—	270.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	55,157.73	—	55,157.73
Gross To Net (includes adj.)	—	1,629,280.61	—	1,629,280.61
Prepays and voids	—	42,353.54	—	42,353.54
DD Reversals & adjs.	—	2,100.76	—	2,100.76
Net DD/live checks	—	1,540,116.55	—	1,540,116.55
	—	40,363.32	—	40,363.32
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	675,462.06	—	675,462.06
Direct Deposits	—	887,661.23	—	887,661.23
Wage Garnishments	—	12,119.88	—	12,119.88
Federal Tax	—	148,126.10		148,126.10
EE SS Tax	—	123,053.35		123,053.35
ER SS Tax	—	123,053.37		123,053.37
EE Med Tax	—	28,778.77		28,778.77
ER Med Tax	—	28,778.61		28,778.61
State Tax	—	50,313.68		50,313.68
Futa	—	6,478.76		6,478.76
Suta	—	30,988.45		30,988.45
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	2,177,810.44		2,177,810.44
Manual Checks	—	41,861.81		41,861.81

Total Other Cash Disbursements	—	2,219,672.25	—	2,219,672.25

TOTAL ALL CASH DISBURSEMENTS	—	2,219,672.25	—	2,219,672.25

	—	(187,045.70)	—	(187,045.70)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period April-04

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$153,769,912.14
Plus Amounts billed during the period	$12,569,367.52
Sold Receivables during month	(11,655,443.66)
Less Amounts collected during the period	(16,899,233.76)
Total Accounts Receivable at the end of the reporting period	$137,784,602.24

Accounts Receivable Aging	Amount
0-30 days old	$124,987,412.15
31-60 days old	$4,140,642.14
61-90 days old	$2,816,861.30
91+ days old	$5,839,686.65
Total Accounts Receivable	$137,784,602.24
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$137,784,602.24

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

1. Assets (receivables and Furniture and Fixtures) of Tico Ohio Modern were sold on April 30, 2004 to Citizens Financial, Inc. for the amount of $7,050,279.43.

Form Mor - 5

The Thaxton Group, Inc.
Schedule of Aged Accounts Receivable and Post Accounts Payable
By Operating Group
As of 4/30/2004

Aged Accounts Receivable

(Gross Balance as of 4/30/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$117,241,295	$64,853,843	$50,226,644	$465,377	$1,695,430
Potential (1-30)	$7,746,117	$2,654,184	$4,427,750	$428,617	$235,566
31-60 Days	$4,140,642	$1,293,481	$2,398,762	$128,322	$320,078
61-90 Days	$2,816,861	$824,078	$1,865,303	$65,600	$61,880
91 and Over	$5,839,687	$1,363,206	$4,093,102	$335,037	$48,342
Total Delinquency	$20,543,307	$6,134,948	$12,784,917	$957,576	$665,866

Total Gross Receivables	$137,784,602	$70,988,791	$63,011,561	$1,422,953	$2,361,296

Post Accounts Payable (As of 4/30/04)
			$(11,655,444)	OH Sold
Southern Management	$114,293		$(91,238)	MS RE loans held from Sale
Tico Credit	$14,729		(39,827.11)	AL CHG
Commercial Lending	$—		(140,573.61)	GA CHG
Tico Premium	$—		(448,457.92)	KY CHG
Thaxton Insurance	$—		(179,386.98)	NC CHG
Corporate	$—		(2,286,266.58)	SC/VA CHG
			(150,957.94)	TN CHG
Total	$129,021		(14,992,151.52)	TOTAL CHG IN OS

L\AR Split 2003\
Weekly Loans Rec\
Prepared by Danny Bufford	Page 1	THAX8K, AR AP

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for April

			HOLDING COMPANY	HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium
Beginning Inter-company balance as of 3/31 per G/L Trial Balance	—	(6,248,675.00)	146,107,324.20	—	—	(6,432,378.10)	(1,023,449.00)	(2,379,812.00)

Cash Transfers between companies	—		(4,227,102.60)			270,542.03
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	—		(1,120,397.68)			(3,524.35)	145,785.00	1,076,749.00

Allocations of:

Home Office allocation	—
Interest allocation	—		545,139.96
Payroll	—		1,267,491.46			(291,914.99)
Analysis charges	—		11,699.01			(1,763.56)
Audit accrual	—
Transfer of assets	—
Sale of branches	—						—	—

General Ledger as of 4/30/04	—	(6,248,675.00)	142,584,154.35	—	—	(6,459,038.97)	(877,664.00)	(1,303,063.00)

	—	(6,248,675.00)	142,584,154.35	—	—	(6,459,038.97)	(877,664.00)	(1,303,063.00)

Balance Sheet - April 30, 2004		(6,248,675.00)	142,584,155.00			(6,459,039.00)	(877,664.00)	(1,303,063.00)

	HOLDING COMPANY			INACTIVE	INACTIVE
	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated	Paragon, Inc	Modern Central Recovery	Non-Bankrupt Companies
Beginning Inter-company balance as of 3/31 per G/L Trial Balance	—	(44,219,939.02)	(99,100,797.38)

Cash Transfers between companies		(177,138.46)	4,133,699.03
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies		(78,528.06)	(20,083.91)

Allocations of:

Home Office allocation
Interest allocation		(247,785.00)	(297,354.96)
Payroll			(975,576.47)
Analysis charges			(9,935.45)
Audit accrual
Transfer of assets		(17,001.84)	17,001.84
Sale of branches

General Ledger as of 4/30/04	—	(44,740,392.38)	(96,253,047.30)	—	—	—

	—	(44,740,392.38)	(96,253,047.30)	—	—	—

Balance Sheet - April 30, 2004		(44,740,392.00)	(96,253,047.00)